THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS





                           SEMI-ANNUAL REPORT

                           JUNE 30 , 2002




                  THE WRIGHT MANAGED EQUITY TRUST

                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST

                           o   Wright U.S. Treasury Money Market Fund
                           o   Wright U.S. Government Near Term Fund
                           o   Wright U.S. Government Intermediate Fund
                                    (formerly Wright U.S. Treasury Fund)
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

                  THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
-------------------------------------------------------------------------------



THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS CONSISTS OF THREE EQUITY FUNDS FROM THE WRIGHT MANAGED EQUITY TRUST, A MONEY MARKET FUND AND FOUR OTHER FIXED INCOME FUNDS FROM THE WRIGHT MANAGED INCOME TRUST. EACH OF THE EIGHT FUNDS HAVE DISTINCT INVESTMENT OBJECTIVES AND POLICIES. THEY CAN BE USED INDIVIDUALLY OR IN COMBINATION TO ACHIEVE VIRTUALLY ANY OBJECTIVE. FURTHER, AS THEY ARE ALL "NO-LOAD" FUNDS (NO COMMISSIONS OR SALES CHARGES), PORTFOLIO ALLOCATION STRATEGIES CAN BE ALTERED AS DESIRED TO MEET CHANGING MARKET CONDITIONS OR CHANGING REQUIREMENTS WITHOUT INCURRING ANY SALES CHARGES. SOME OF THE FUNDS OFFER TWO CLASSES OF SHARES DESIGNATED AS INSTITUTIONAL SHARES AND STANDARD SHARES.

APPROVED WRIGHT INVESTMENT LIST

Securities selected for equity portfolios are drawn from investment lists developed by Wright Investors' Service (Wright). Using bottom-up fundamental analysis, Wright first identifies companies suitable for fiduciary use as "investment grade." These make up the Investment Grade Investment List (IGIL). These companies are further screened against Wright's quality standards which have evolved since the 1960s. Those meeting or exceeding these standards are promoted to the Approved Wright Investment List or AWIL. These companies, in Wright's opinion, exhibit superior investment characteristics. There are separate lists for U.S. companies, non-U.S. companies, and fixed income securities. All the companies on the AWIL are soundly financed "Blue Chips" with established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets. Companies which do not meet this quality criteria, but which are included in a major stock market index and which meet acceptable marketability and financial strength standards may be used when necessary to reduce benchmark tracking error but a majority of the stocks in any portfolio are selected from the AWIL.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards.
Equities selected are limited to those companies whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The fund attempts to outperform the Standard & Poor's Mid-Cap 400 Index.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies for this portfolio, Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae takes into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are control weighted in the selected securities and industries. The fund attempts to outperform the Standard & Poor's 500 Index.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC). This is a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.

A MONEY MARKET FUND

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities.

FOUR FIXED-INCOME FUNDS

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of between one and three years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly.

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI) is invested in U.S. government obligations and maintains an average maurity of from two to six years. The fund does not invest in derivatives. Assets are allocated on the basis of Wright's economic outlook and expected trend in short-term interest rates. Dividends are accrued daily and paid monthly.

WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return, i.e. the best total of ordinary income plus capital appreciation. Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies including GNMAs to produce a high level of income with reasonable stability of principal. The fund reinvests all principal payments. Dividends are accrued daily and paid monthly.

TABLE OF CONTENTS
-------------------------------------------------------------------------------

Investment Objectives....................................inside front cover
Letter to Shareholders....................................................2

Management Discussion.....................................................3

FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST
         Wright Selected Blue Chip Equities Fund.........................10
         Wright Major Blue Chip Equities Fund............................12
         Wright International Blue Chip Equities Fund....................14
         Financial Highlights............................................16
         Notes to Financial Statements...................................20


THE WRIGHT MANAGED INCOME TRUST
         Wright U.S. Treasury Money Market Fund..........................25
         Wright U.S. Government Near Term Fund...........................27
         Wright U.S. Government Intermediate Fund........................29
         Wright Total Return Bond Fund...................................31
         Wright Current Income Fund......................................33
         Financial Highlights............................................35
         Notes to Financial Statements...................................41


THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
         Selected Blue Chip Equities Portfolio...........................48
         International Blue Chip Equities Portfolio......................50
         U.S. Government Near Term Portfolio.............................52
         U.S. Government Intermediate Portfolio..........................54
         Current Income Portfolio........................................56
         Supplementary Data..............................................58
         Notes to Financial Statements...................................61


INVESTMENT PORTFOLIOS
         Wright Major Blue Chip Equities Fund (WMBC).....................66
         Wright Total Return Bond Fund (WTRB)............................69
         Selected Blue Chip Equities Portfolio (SBCP)....................71
         International Blue Chip Equities Portfolio (IBCP)...............74
         Wright U.S. Treasury Money Market Fund (WTMM)...................76
         U.S. Government Near Term Portfolio (NTBP)......................77
         U.S. Government Intermediate Portfolio (USGIP)..................78
         Current Income Portfolio (CIFP).................................79

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------



                                                       July, 2002


Dear Shareholders:

     After a fairly neutral first quarter, sellers regained the upper hand in the global stock markets during the second quarter of 2002. In the U.S., almost all of the S&P 500's post-9/11 recovery was gone by mid-year, and the rest evaporated in July. While the industrial stocks that make up the Dow Jones Industrial Average still retain a portion of their gains, the S&P 500 hit its lowest level since January 1998 and Nasdaq has fallen to a 5-year low.

     All told, U.S. stock prices fell almost 15% in Q2, the worst of any of the major markets in dollar terms. With the latest declines, essentially all of the "irrational exuberance" that Alan Greenspan worried about in 1996 is gone from the U.S. stock market. Certainly the worst excesses of the Internet bubble are now history: AOL (down 87%), Amazon (down 88%), Yahoo (down 95%) and other stocks such as these are now priced at small fractions of their peak values. These dramatic collapses have had a devastating effect on investor psychology. There is also the taint of accounting frauds such as Enron and WorldCom that needs to be overcome. Outside the U.S., the story was quite a bit better during the second quarter but mostly because local currency losses in equities were mitigated by the appreciation of foreign currencies against the dollar.

     In terms of investor wealth, the bond market provided a positive offset to the first half's weakness in stocks. The Lehman U.S. Aggregate returned almost 5% for the first half, most of it coming in the second quarter. Expectations that the Federal Reserve would begin raising interest rates during the second quarter were pushed out to Q4 and then to 2003, and now talk of rate cuts proliferates. Our own guess is that the weak stock market, softening in economic growth, and absence of serious inflation signals will keep the Fed in an accommodative mood well into next year. Interest rates are likely to rise over the next 12 months, but by a manageable amount. Despite the flight-to-safety nature of the market in Q2, we believe that investment-grade corporate bonds and other spread products will provide positive incremental returns over Treasury securities.

     On the economic front, the news is better than the markets suggest. The manufacturing sector has turned up, housing remains strong, consumers are still visiting the stores, and auto sales rebounded in June and (especially) July. The index of leading economic indicators is up 2.6% over the past 12 months, suggesting real GDP growth on the order of 2.5% to 3% (annual rate) going forward. While Q2 ran under that rate, that was as much a reflection of the artificially strong Q1 (+5.0%) as it was a sign of a flattening economic expansion.

     The reversal of the rally off last September's market lows has proved to be more than a brief hiatus. In part, this reflects investor fears that there may be more WorldComs waiting to happen. When firms start delivering profit gains in line with expectations in this year's second half, investors should begin to see the corporate financial scandals as the anomalies they are. Stock prices typically swing from one extreme of valuation to the other over a market cycle, particularly after market bubbles, so there may yet be some downside risk left in equities. This concern keeps us from going to a more aggressive allocation to equities or shorter bond durations when our economic outlook says such moves are warranted. I invite clients to follow our investment thinking on the Wright web site, www.wrightinvestors.com, and ask that you let me know if there is any way that we make the site better.

                                                     Sincerely,
                                                     /s/Peter M. Donovan
                                                    ---------------------
                                                     Peter M. Donovan
                                                     President

MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------


EQUITY FUNDS

The stock market got off to a weak start in the second quarter of 2002 and the mood never improved. The potential for disruptions from turmoil in the Middle East and the battle against terrorism strained investor confidence. But the main downer for the market last quarter was a lack of confidence that the better profits that Wall Street is forecasting for the second half of this year will actually materialize. To some degree this reflected a slowing in the economic recovery since the first quarter. Adding to the doubts was a palpable distrust of corporate America, which deepened with the revelations of new corporate misdeeds in the second quarter.

Nasdaq essentially closed the first six months back at last September's low. The Nasdaq Composite lost 21% in price in the second quarter and 25% for the first six months of 2002. The S&P 500, after a flat first quarter, lost 14% in the second. The Dow fared a little better, with losses of 11% for the quarter and 8% for the six months. It was hard to find any sector that investors had any enthusiasm for. All ten S&P 500 industry sectors declined, with technology (-26%) and telecom (-24%) the worst. Although continuing to outperform the S&P 500, the S&P MidCap 400 (-9.5%) and SmallCap 600 (-6.7%) gave back all of their first-quarter gains. Investors venturing outside of the United States got some help from the 8% depreciation of the dollar against a basket of major currencies in the second quarter. The MSCI World ex U.S. total return index declined 11% in local currencies for the quarter but just 2% in dollars.

WIS expects that the economy will continue to expand at a modest pace in the second half of 2002. Better demand, cost cutting, the benefits of productivity and even some price relief all should contribute to healthier corporate profits in the second half of the year. Yet, despite the promise of better things to come, it shouldn't be much of a surprise that the stock market has gotten off to a rocky start in the third quarter. The new quarter brought more reports of fuzzy corporate accounting (WorldCom being the most notorious recent case), which have reinforced investors' skepticism about profit forecasts. Investors want hard evidence that Wall Street's expectations aren't just a pipe dream.

If Wall Street's forecasts are met, stocks are undervalued by about 15%, according to the Fed's valuation model. But after a market bubble that has resulted in an extreme of overvaluation, it is not unusual for stocks to swing to an extreme of undervaluation. Add in the current downbeat mood of investors and you clearly have some further downside risk in equities. We do expect, however, that mounting evidence that economic and profit recovery are taking hold will gradually boost investor confidence in the second half of the year.

                                          2002     2001   2000  1999   1998   1997  1996   1995  1994   1993  1992   1991
                                       -----------
  Total Return                         Q2   6 Mos. Year   Year  Year   Year   Year  Year   Year  Year   Year  Year   Year
-------------------------------------------------------------------------------------------------------------------------------
  Selected Blue Chips (WSBC)          -9.3%  -4.8%-10.2%  10.8% 5.8%   0.1%   32.7% 18.6%  30.3% -3.5%  2.1%  4.7%   36.0%
  Major Blue Chips (WMBC)
     Standard Shares                 -11.6% -12.7%-16.9% -12.5% 23.9%  20.4%  33.9% 17.6%  29.0% -0.7%  1.0%  8.0%   38.9%
  Int'l Blue Chips (WIBC)
     Standard Shares                  -2.9%  -1.1%-24.2% -17.6% 34.3%  6.1%   1.5%  20.7%  13.6% -1.6%  28.2% -3.9%  17.2%
     Institutional Shares             -3.1%  -1.3%-24.1% -17.6% 34.5%  7.5%  -6.4%*  -      -     -      -     -      -

--------------------------------------------------------------------------------------------------------------------------------
  *: For the period from July 7, 1997  (inception of offering of  institutional shares) to December 31, 1997.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

For the first half of 2002, the Wright Selected Blue Chip Fund (WSBC) lost 4.8%, better than the Russell and Morningstar benchmarks (down 5.7% and 6.7%, respectively) though behind the S&P MidCaps (-3.2%).

Although an overweight position in technology stocks hurt the fund's performance in the second quarter, this was more than offset by the positive effect of stock selection in most other industry sectors. The most positive contribution to the Fund's return in the quarter was from the consumer staples sector, with good showings from Dreyers Grand Ice Cream (the object of a takeover bid) and Tyson Foods. The Fund's holdings in energy and health care also had considerably smaller losses than the S&P MidCap energy and health care sectors.

As Q3 began, WSBC's position had become more conservative through a reduction of its holdings in technology to near market weight. The Fund still stands to benefit from improvement in the economy, with an overweight position in consumer discretionary stocks and a market weighting in industrials. Earnings growth prospects for WSBC holdings are slightly better than for the S&P MidCap 400.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the mostly large-cap value and growth stocks in the S&P 500. For the first half of 2002, the WMBC lost 12.7%, less than the S&P 500's 13.1% loss and the Morningstar benchmark's 13.3%. The WMBC has outperformed the Morningstar peer-group average over the last one, three, five and ten-year periods. With big-cap stocks retreating in the second quarter, the WMBC Fund lost 11.6% for the period. This was a smaller loss than the S&P 500 (-13.4%) or an average of Morningstar large-cap blend funds (-13.2%) had for the period.

During the second quarter, the WMBC Fund's sector weighting was close to the S&P 500's, although the Fund did get some benefit from an underweight position in the lagging telecom sector. Good stock selection provided most of the WMBC's excess return compared to the S&P 500. The biggest contribution came from the Fund's selection in consumer discretionary stocks (e.g., Centex, Newell Rubbermaid and Liz Claiborne, all rising more than 10%). In the industrial sector, an overweighting in defense-related stocks General Dynamics, ITT and Northrop was a positive factor. The WMBC outperformed the S&P 500 in the health care sector by concentrating in the supply and service areas rather than pharmaceutical stocks.

Value stocks outperformed growth stocks in the S&P 500 during the second quarter. The WMBC Fund was slightly tilted toward value in Q2 and is maintaining that position at the start of the third quarter. Forecasts of next 12 months' earnings growth and long-term growth for WMBC holdings are better than for the S&P 500, while the portfolio's average forward P/E multiple is lower.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

For the first two quarters of 2002,  the Wright  International  Blue Chip Fund's
(WIBC) loss of 1.1% was smaller than those of the MSCI benchmark (-1.7%) and the Morningstar peer-group average (-1.4%) and more than ten percentage points ahead of the S&P 500. Over the past 12 months, WIBC has lost 8.5%, less than MSCI and Morningstar, both down 9.4%, and less than half the S&P 500's 17.9% loss. With the help of a depreciating dollar, international stocks outperformed U.S. stocks in the second quarter of 2002 for the second quarter in a row. The WIBC lost 2.9% in the second quarter of 2002, well ahead of the returns earned by U.S. stock market averages. WIBC was slightly behind the MSCI World ex U.S. index, which lost 2.2% for the quarter, and a Morningstar average of international equity funds, which lost 2.1%.

Much of the Fund's shortfall in the second quarter relative to the MSCI World ex U.S. benchmark was due to its underweight position in Japan, which was one of the world's better performing markets in dollar terms in Q2. The stocks selected in Japan did well, and overall stock selection was a positive factor. Being underweight in technology was also a plus for the quarter. The WIBC Fund remains underweight in Japan at the start of the Q3, in light of the risk posed to Japan's export-based recovery by the rising yen. The Fund is overweight in the euro-zone, which appears to have better growth prospects, and remains underweight in technology.

FIXED-INCOME FUNDS

After two quarters of essentially break-even performance, bonds were firmly on the plus side in the second quarter of 2002. Bonds benefited from signs that the pace of economic recovery had ratcheted down from the first quarter and from continuing good news on inflation. Comments from the Federal Reserve, which kept monetary policy unchanged in the second quarter, were also reassuring, as they indicated the Fed feels no urgency to raise rates. In addition, Treasury bonds had a strong appeal as a safe haven for worried investors. The yield on the ten-year Treasury bond declined by 60 basis points for the second quarter, more than recouping its first quarter rise. Over the April-June period, the yields on Treasuries in the two- to five-year maturity range declined even more, in the area of 80-90 basis points.

After lagging other fixed-income sectors in the first quarter, Treasuries starred in the second with a 4.5% return. The Lehman Brothers U.S. aggregate bond index, which includes all investment-grade fixed-income sectors, returned 3.7% in the second quarter after a flat first quarter. Given the quarter's deepening distrust of corporate America on the part of investors, it is not surprising that corporate bonds lagged Treasuries with a 2.7% return for the three months, or that better returns tracked with higher quality in the corporate sector for the period. Mortgage-backed issues averaged a return of 3.5% in the second quarter.

It is likely to be the fourth quarter at the earliest before the Federal Reserve starts to raise interest rates. With the economic recovery expected to proceed at a measured pace, WIS expects inflation to move up only slightly over the next 12 months or so. Even with no aggressive Fed tightening on the horizon, WIS expects bond yields to edge modestly higher over the next few quarters. We continue to see the selective use of spread products enhancing returns in fixed-income portfolios.

                                          2002     2001   2000  1999   1998   1997  1996   1995  1994   199   1992  1991
                                      -----------
  Total Return                         Q2   6 Mos. Year   Year  Year   Year   Year  Year   Year  Year   Year  Year   Year
--------------------------------------------------------------------------------------------------------------------------------

  U.S. Treasury Money
    Market (WTMM)                     0.4%   0.9%  3.7%   5.4%   4.3%  4.7%   4.8%  4.9%   5.3%  3.6%   2.5%  3.3%   n.a.
  U.S. Gov. Near-Term
    Bonds (WNTB)                      2.5%   2.4%  6.8%   6.9%   1.9%  6.0%   5.9%  3.9%   11.9% -3.1%  8.0%  6.3%   13.1%
  U.S. Gov. Intermediate Bonds
    (WUSGI)                           3.6%   2.8%  5.4%   12.6% -4.0%  10.0%  9.1%  -1.2%  28.2% -8.6%  15.9% 7.1%   17.6%
  Total Return Bonds
    (WTRB)                            3.2%   2.5%  5.0%   10.6% -3.9%  9.6%   9.2%  0.9%   22.0% -6.6%  11.0% 7.1%   15.4%
  Current Income (WCIF)
     Standard Shares                  2.8%   3.8%  7.2%   10.3%  0.5%  6.5%   8.6%  4.4%   17.5% -3.3%  6.6%  6.7%   15.3%
     Institutional Shares             2.9%   4.0%  7.3%   10.6% 0.6%   6.6%   4.4%*  -      -     -      -     -      -

--------------------------------------------------------------------------------------------------------------------------------
  *: For the period from July 7, 1997  (inception  of offering of  institutional shares) to December 31, 1997.

WRIGHT U.S. TREASURY MONEY MARKET FUND

In the first half of 2002, The Wright U.S. Treasury Money Market Fund (WTMM) matched 90-day T-bills with a 0.9% return, while topping the average money market fund's 0.6%. The yield on 90-day Treasury bills declined ten basis points in the second quarter of 2002. The WWTMM returned 0.4% for the period, the same as 90-day T-bills and a little ahead of the 0.3% returned by the average Treasury money market fund. It now seems likely that the Fed will delay tightening its monetary policy until at least the fourth quarter of 2002. Under this scenario, money market returns will probably stay in the current range for the rest of this year and then gradually escalate during 2003.

WRIGHT U.S. GOVERNMENT NEAR TERM FUND

The Wright U.S. Government Near-Term Fund (WNTB), which just about broke even in the first quarter, returned 2.4% for the first six months of 2002, topping the 2.2% for the Morningstar peer-group average but slightly behind the 2.5% reported for the Lehman index. The WNTB returned 2.5% in the second quarter of 2002, matching the return of the Lehman 1-3 year government bond index and slightly ahead of the 2.3% of an average of Morningstar government near-term bond funds. The WNTB's maturity is in the two-year range. In the latest quarter, it benefited from the 90-basis point decline in Agency and Treasury yields in this maturity range. At quarter end, the Fund has about 70% of its assets in Agency issues, 3% in mortgage-backed securities, and the rest in Treasuries.

WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND

During the second quarter, the Wright U.S. Treasury Bond Fund was repositioned as an intermediate maturity fund, and its name was changed accordingly. The Wright U.S. Government Intermediate Fund (WUSGI) returned 3.6% for the second quarter, compared to 3.9% for both the Lehman U.S. government intermediate bond index and a Morningstar average of Treasury bond funds. For the year to date, this Fund (the Wright U.S. Treasury Bond Fund in Q1) returned 2.8%, compared to 3.6% for both the Lehman government intermediate and Lehman Treasury bond averages and 3.1% for the Morningstar benchmark.

The Fund, which formerly held only Treasury bonds, is now about 45% invested in government agency issues, in line with the Lehman intermediate government benchmark; it also has a small position in mortgage-backed securities. The WUSGI started the second quarter with an average duration of 3.3 years and a maturity of 4.9 years. By quarter end, they were slightly lower, at 3.2 and 4.8 years, respectively. The Fund's duration is currently in line with that of the Lehman benchmark; the current bias is toward a shorter duration in anticipation of higher interest rates ahead.

WRIGHT TOTAL RETURN BOND FUND

For the first six months, the Wright Total Return Bond Fund (WTRB), a diversified bond fund, returned 2.5%, which compared with 3.8% for the Lehman benchmark and 3.3% for the Morningstar average. In the second quarter of 2002, the WTRB returned 3.2% compared to the Lehman U.S. Aggregate Bond index's 3.7% gain and a 3.6% return for an average of Morningstar total return bond funds. The WTRB's second-quarter gain more than made up for the first quarter's loss.

WTRB's slight underperformance in the second quarter reflected some issue-specific weakness in its corporate holdings and a modestly underweight position in Treasuries, which were the strong sector for the quarter. At quarter end, the WTRB was invested 17% in Treasuries, compared to 21% for the Lehman aggregate. The WTRB Fund also held corporate (34%), mortgage-backed (32%), agency (11%), and asset-backed (4%) issues. The Fund's duration was shortened to
4.1 years in the quarter, compared to 4.3 for the benchmark. In the near-term, the Fund is likely to continue to stay short and to overweight spread products.

WRIGHT CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) is invested almost entirely in GNMA issues (mortgage-based securities, known as Ginnie Maes, with explicit credit backing from the Federal government). In the second quarter, mortgage-backed issues lagged Treasury bonds but outperformed corporates. For the latest three months, WCIF returned 2.8%, lagging the 3.2% reported for the Lehman Ginnie Mae index and the 3.3% averaged by Morningstar's government mortgage funds. WCIF is also slightly behind for the year to date, returning 3.8% compared to 4.3% for the Lehman benchmark and 4.0% for the Morningstar average.

In anticipation of higher interest rates and therefore lower prepayment risk, the CIF was positioned toward higher coupon issues in the second quarter. As yields fell in the quarter, however, concern about prepayments increased, and higher-coupon issues underperformed lower coupon issues. WIS is still anticipating that interest rates will edge up as the year progresses in response to a stronger economy. At quarter end, the indicated annual yield on this Fund was 5.5%.

U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 10 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 10 Year
                   Industrial Average   Treasury Bond Yield

      12/31/92         3301.11               6.70%
      12/31/93         3754.09               5.83%
      12/31/94         3834.44               7.84%
      12/31/95         5117.12               5.58%
      12/31/96         6448.27               6.43%
      12/31/97         7908.25               5.75%
      12/31/98         9181.43               4.65%
      12/31/99       11,497.12               6.44%
      12/31/00       10,786.85               5.11%
      12/31/01       10,021.50               5.00%
      06/30/02        9,243.26               4.80%
--------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)



               STATEMENT OF ASSETS AND LIABILITIES

                   June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

ASSETS:

  Investments in portfolio, at value
    (identified cost, $43,295,552)(Note 1A) $   42,983,517
  Receivable for fund shares sold.........          39,213
  Receivable from administrator...........          26,091
                                               ------------
    Total assets..........................     $43,048,821
                                               ------------
LIABILITIES:

  Payable for fund shares reacquired......     $     1,036
  Accrued expenses and other liabilities..           5,122
                                               ------------
    Total liabilities.....................     $     6,158
                                               ------------
NET ASSETS................................     $43,042,663
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $37,964,211
  Accumulated undistributed net realized gain
   on investments (computed on the basis of
   identified cost).......................       4,589,753
  Unrealized depreciation of investments
   (computed on the basis of identified cost)     (312,035)
  Undistributed net investment income.....         800,734
                                               ------------
   Net assets applicable to outstanding
    shares................................     $43,042,663
                                               ============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................       4,048,311
                                               ============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $     10.63
                                               ============

See notes to financial statements


                     STATEMENT OF OPERATIONS

         For the Six Months Ended June 30, 2002 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio    $   159,139
   Interest income allocated from portfolio            450
   Expenses allocated from portfolio......        (212,213)
                                               ------------
    Investment loss.......................     $   (52,624)
                                               ------------

  Expenses -
   Administrator fee (Note 2).............     $     4,533
   Compensation of Trustees not employees of the
    investment adviser or administrator...           3,700
   Custodian fee (Note 1D)................           7,499
   Distribution expenses (Note 3).........          56,656
   Transfer and dividend disbursing agent fees      14,191
   Audit services.........................          10,820
   Legal services.........................           2,848
   Printing...............................           1,497
   Registration costs ....................           6,335
   Miscellaneous..........................           3,430
                                               ------------
    Total expenses........................     $   111,509
                                               ------------
  Deduct -
   Preliminary reduction of distribution expenses
    by principal underwriter (Note 3) ....     $   (14,397)
   Preliminary allocation of expenses to
    investment adviser....................         (26,091)
                                               ------------
    Total deductions......................     $   (40,488)
                                               ------------
      Net expenses........................     $    71,021
                                               ------------
        Net investment loss...............     $  (123,645)
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions from
   portfolio (identified cost basis)......     $ 4,550,922
  Change in unrealized appreciation
   of investments ........................      (6,669,503)
                                               ------------

  Net realized and unrealized loss of
    investments...........................     $(2,118,581)
                                               ------------

    Net decrease in net assets from
     operation............................     $(2,242,226)
                                               ============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
---------------------------------------------------------------------------------------------------------------------------------
WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)





                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2002         Dec. 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $   (123,645)         $   (188,134)
     Net realized gain on investments...........................................        4,550,922             1,782,136
     Change in unrealized depreciation of investments...........................       (6,669,503)           (7,272,772)
                                                                                      ------------          ------------
       Net decrease in net assets resulting from operations.....................     $ (2,242,226)         $ (5,678,770)
                                                                                      ------------          ------------
   Distributions to shareholders (Note 1F) -
     From net realized gain.....................................................     $ (1,680,807)         $ (2,013,498)
                                                                                      ------------          ------------
   Net increase in net assets from fund share transactions (Note 4).............     $  1,083,039          $  2,373,684
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $ (2,839,994)         $ (5,318,584)

NET ASSETS:

   At beginning of period.......................................................       45,882,657            51,201,241
                                                                                      ------------          ------------
   At end of period.............................................................     $ 43,042,663          $ 45,882,657
                                                                                     ==============        ==============
UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $    800,734          $    924,379
                                                                                     ==============        ==============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)+



                 STATEMENT OF ASSETS AND LIABILITIES

                     June 30, 2002 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $78,482,207
    Unrealized depreciation...............      (2,073,416)
                                               ------------
  Total investments, at value (Note 1A)...     $76,408,791

  Cash....................................             811
  Receivable for investments sold.........       2,803,817
  Receivable for fund shares sold.........          23,052
  Dividends and interest receivable.......         101,772
  Receivable from investment adviser......             300
  Other assets............................             720
                                               ------------
    Total assets..........................     $79,339,263
                                               ------------

LIABILITIES:

  Payable for investments purchased.......     $ 2,362,044
  Payable for fund shares reacquired......         154,380
  Notes payable...........................         289,000
  Transfer agent fee......................           8,754
  Accrued expenses and other liabilities..           9,935
                                               ------------
    Total liabilities.....................     $ 2,824,113
                                               ------------

NET ASSETS................................     $76,515,150
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................    $107,384,442
  Accumulated net realized loss on
   investments (computed on the basis
   of identified cost)....................     (28,634,396)
  Unrealized depreciation of investments
   (computed on the basis of identified cost)   (2,073,416)
  Distributions in excess of net
   investment income......................        (161,480)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $76,515,150
                                               =============
  Computation of net asset value, offering and redemption price per share:

   Standard shares:
   ---------------
    Net assets............................     $76,515,150
                                               =============
    Shares of beneficial interest outstanding    7,705,181
                                               =============
   Net asset value, offering price and redemption
    price per share of beneficial interest     $      9.93
                                               =============


+ The Wright Major Blue Chip Equities Fund does not invest in a corresponding master portfolio.
See notes to financial statements

                      STATEMENT OF OPERATIONS

           For the Six Months Ended June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income........................     $   580,046
   Interest income........................             693
                                               ------------
    Investment income.....................     $    580,739
                                               ------------
  Expenses -
   Investment adviser fee (Note 2)........     $   261,182
   Administrator fee - (Note 2)...........          52,235
   Compensation of Trustees not employees of the
    investment adviser or administrator...           3,700
   Interest expense.......................           1,021
   Custodian fee
    - Standard shares (Note 1D)...........          36,822
    - Institutional shares (Note 1D) .....           1,409
   Distribution expenses - Standard shares(Note 3) 108,399
   Transfer and dividend disbursing agent fees
    - Standard shares.....................          21,383
    - Institutional shares................              68
   Printing...............................           2,053
   Audit services.........................          30,231
   Legal services.........................           4,047
   Registration costs
    - Standard shares.....................           8,275
    - Institutional shares................             678
   Miscellaneous..........................           2,621
                                               ------------
    Total expenses........................     $   534,124
                                               ------------
  Deduct -
   Preliminary reduction of custodian fee
    - Standard shares ....................     $    (2,548)
    - Institutional shares ...............             (10)
   Preliminary allocation of expenses to
    investment adviser
    - Institutional shares ...............          (1,834)
                                               ------------
    Total deductions......................     $    (4,392)
                                               ------------
      Net expenses........................     $   529,732
                                               ------------
        Net investment income.............     $    51,007
                                               ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $(7,979,344)
  Change in unrealized appreciation
   of investments.........................      (3,557,061)
                                               ------------

  Net realized and unrealized loss
   of investments.........................     $(11,536,405)
                                               ------------

   Net decrease in net assets from operations  $(11,485,398)
                                               =============
See notes to financial statements


WRIGHT MANAGED EQUITY TRUST
----------------------------------------------------------------------------------------------------------------------------------
WRIGHT MAJOR BLUE CHIP EQUITIES FUND

                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                   June 30, 2002          Dec. 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment gain (loss).................................................     $     51,007          $    (85,383)
     Net realized loss on investments...........................................       (7,979,344)          (15,909,664)
     Change in unrealized depreciation of investments...........................       (3,557,061)           (6,477,084)
                                                                                      ------------          ------------
       Net decrease in net assets resulting from operations.....................     $(11,485,398)         $(22,472,131)
                                                                                      ------------          ------------

   Net increase (decrease) in net assets from fund share transactions (Note 4) -
     Standard shares............................................................     $ (5,738,278)         $(19,372,869)
     Institutional shares (Note 8)..............................................       (1,382,497)              246,637
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $ (7,120,775)         $(19,126,232)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $(18,606,173)         $(41,598,363)

NET ASSETS:

   At beginning of period.......................................................       95,121,323           136,719,686
                                                                                      ------------          ------------
   At end of period.............................................................     $ 76,515,150          $ 95,121,323
                                                                                     ==============        ==============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS
   AT END OF PERIOD.............................................................     $   (161,480)         $   (212,487)
                                                                                     ==============        ==============
See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)



            STATEMENT OF ASSETS AND LIABILITIES

                June 30, 2002 (unaudited)
-------------------------------------------------------------------------------


ASSETS:

  Investment in portfolio, at value
   (identified cost, $78,450,263) (Note 1A) $   75,015,881
  Receivable for fund shares sold.........          53,564
                                               ------------
    Total assets..........................     $75,069,445
                                               ------------


LIABILITIES:

  Payable for fund shares reacquired......     $    11,256
  Dividends payable.......................           1,214
  Transfer agent fee payable..............           8,567
  Accrued expenses and other liabilities..           5,727
                                               ------------
    Total liabilities.....................     $    26,764
                                               ------------
NET ASSETS................................     $75,042,681
                                               =============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $98,092,280
  Accumulated undistributed net realized loss on
   investments and foreign currency (computed
   on the basis of identified cost).......     (21,614,110)
  Unrealized depreciation of investments and
   translation of assets and liabilities in foreign
   currencies (computed on the basis of
   identified cost).......................      (3,434,382)
  Undistributed net investment income.....       1,998,893
                                               ------------

   Net assets applicable to outstanding
    shares................................     $75,042,681
                                               =============

  Computation of net asset value, offering and redemption price per share:

   Standard shares:
   --------------
    Net assets............................     $63,007,456
                                               =============
    Shares of beneficial interest outstanding    5,538,517
                                               =============
    Net asset value, offering price, and redemption
      price per share of beneficial interest     $   11.38
                                               =============
   Institutional shares:
   --------------------
    Net assets............................     $12,035,225
                                               =============
    Shares of beneficial interest outstanding     2,243,393
                                               =============
    Net asset value, offering price, and
    redemption price per share
    of beneficial interest................     $      5.36
                                               =============

See notes to financial statements

                         STATEMENT OF OPERATIONS

           For the Six Months Ended June 30, 2002 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio  $   1,203,932
   Interest income allocated from portfolio          2,984
   Foreign taxes allocated from portfolio.        (136,669)
   Expenses allocated from portfolio......        (486,151)
                                               ------------
    Investment income.....................     $   584,096
                                               ------------

  Expenses -
--
   Administrator fee (Note 2).............     $     7,661
   Compensation of Trustees not employees of
    the investment adviser or administrator          3,700
   Custodian fee
    - Standard shares (Note 1D)...........           5,011
    - Institutional shares (Note 1D)......           5,008
   Distribution expenses
    -Standard shares (Note 3).............          80,665
   Transfer and dividend disbursing agent fees
    - Standard shares.....................          17,677
    - Institutional shares................           1,869
   Printing...............................           1,951
   Audit services.........................          10,820
   Legal services.........................           3,858
   Registration costs
    - Standard shares.....................           9,272
    - Institutional shares................           7,127
   Miscellaneous..........................           2,342
                                               ------------
    Total expenses........................     $   156,961
                                               ------------
        Net investment income.............     $   427,135
                                               ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investment and foreign
   currency transactions from portfolio
   (identified cost basis)................     $(6,395,819)
  Change in unrealized depreciation of
   investments and translation of assets
    and liabilities in foreign currencies
    from portfolio........................       5,114,437
                                               ------------
   Net realized and unrealized loss of
   investments............................     $(1,281,382)
                                               ------------
    Net decrease in net assets from
     operations...........................     $  (854,247)
                                               =============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
---------------------------------------------------------------------------------------------------------------------------------
WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2002         Dec. 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

DECREASE IN NET ASSETS:
   From operations -
     Net investment income (loss)...............................................     $    427,135          $   (155,476)
     Net realized loss on investments and foreign currency transactions.........       (6,395,819)          (11,569,695)
     Change in unrealized depreciation on investments and translation of assets
       and liabilities in foreign currencies ...................................        5,114,437           (17,726,546)
                                                                                      ------------          ------------
       Net decrease in net assets resulting from operations.....................     $   (854,247)         $(29,451,717)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions (Note 4) -
       Standard shares..........................................................     $ (3,111,616)         $(19,188,438)
       Institutional shares.....................................................       (1,005,127)             (143,595)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $ (4,116,743)         $(19,332,033)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $ (4,970,990)         $(48,783,750)

NET ASSETS:

   At beginning of period.......................................................       80,013,671           128,797,421
                                                                                      ------------          ------------
   At end of period.............................................................     $ 75,042,681          $ 80,013,671
                                                                                     ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $  1,998,893          $  1,571,758
                                                                                     ==============        ==============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                                   -------------------------------------
                                               ---------------------------------------------------------------------------------
Wright Selected Blue Chip Equities Fund         2002(6)(7)     2001(6)       2000(6)       1999         1998        1997
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........     $ 11.580     $ 13.430     $  15.130    $  17.630    $  19.200    $ 17.730
                                                 --------     --------     ----------     --------     --------     --------

Income (loss) from investment operations:

     Net investment income (loss)* .........     $ (0.031)    $ (0.045)    $  (0.041)   $   0.181    $   0.095    $  0.133
     Net realized and unrealized gain (loss)       (0.482)      (1.322)        1.638        0.638       (0.139)      5.172
                                                 --------     --------     ----------     --------     --------     --------
         Total income (loss)
         from investment operations.........     $ (0.513)    $ (1.367)    $   1.597    $   0.819    $  (0.044)   $  5.305
                                                 --------     --------     ----------     --------     --------     --------

Less distributions:

     Dividends from investment income.......     $  -         $  -         $   -        $  (0.055)   $  (0.090)   $ (0.145)
     Distributions from capital gains.......       (0.433)      (0.483)       (3.297)      (3.264)      (1.436)     (3.690)
                                                 --------     --------     ----------     --------     --------     --------

         Total distributions................     $ (0.433)    $ (0.483)    $  (3.297)   $  (3.319)   $  (1.526)   $ (3.835)
                                                 --------     --------     ----------     --------     --------     --------

Net asset value, end of period..............     $ 10.630     $ 11.580     $  13.430    $  15.130    $  17.630    $ 19.200
                                                 =========   ==========   ==========   ==========   ==========   ==========

Total return(1) ............................       (4.79%)     (10.15%)       10.75%        5.75%        0.14%      32.70%

Ratios/Supplemental Data*:

    Net assets, end of period (000 omitted)     $  43,043    $  45,883    $  51,201    $  74,547    $ 220,965    $259,411
    Ratio of total expenses to average net assets   1.27%(8)     1.26%        1.26%        1.16%        1.11%       1.08%

     Ratio of net expenses after custodian fee
        reduction to average net assets(5)..        1.25%(3)(8)  1.25%(3      1.25%(3)     1.15%(3)     1.11%(3)    1.08%(3)

     Ratio of net investment income (loss) to average
        net assets..........................       (0.55%)(8)   (0.38%)       (0.28%)       0.36%        0.46%       0.75%
     Portfolio turnover rate  ..............          80%(4)       67%(4)        55%(4)      106%(4)       78%(4)      10%(2)

---------------------------------------------------------------------------------------------------------------------------------

* For the six months ended June 30, 2002 and for the years ended December 31, 2001, 2000 and 1999, the distributor reduced its fees. Had such action not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                2002(6)(7)      2001          2000         1999
                                                ---------      -----         ------      --------

     Net investment income (loss) per share.     $ (0.041)    $ (0.057)    $  (0.051)   $   0.151
                                                 ==========   ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................        1.45%(3)(8)   1.37%         1.33%        1.22%
                                                 ==========   ==========   ==========   ==========
         Expenses after custodian fee reduction(5)  1.43%(3)(8)   1.36%(3)      1.32%(3)     1.21%(3)
                                                 ==========   ==========   ==========   ==========
         Net investment income (loss).......       (0.72%)(3)(8  (0.49%)       (0.35%)       0.30%
                                                 ==========   ==========   ==========   ==========
----------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(3)Includes each fund's share of its corresponding portfolio's allocated expenses.
(4)Represents portfolio turnover rate of the fund's corresponding portfolio.
(5)Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(6)      Certain per share amounts are based on average shares outstanding.
(7)      For the six months ended June 30, 2002 (unaudited)
(8)      Annualized.

See notes to financial statements


WRIGHT MANAGED EQUITY TRUST
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
WRIGHT MAJOR BLUE CHIP EQUITIES FUND            2002(4)(7)     2001(4)       2000(4)      1999(4)       1998         1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Standard Shares
                                                ----------------------------------------------------------------------------

Net asset value, beginning of period........     $ 11.380     $ 13.690     $  16.290    $  13.670    $  12.020     $ 12.450
                                                 --------     --------     --------     --------     --------      --------
Income (loss) from investment operations:

     Net investment income (loss)(1) .......     $  0.006     $ (0.009)    $  (0.001)   $   0.042    $   0.091     $  0.100
     Net realized and unrealized gain (loss)       (1.456)      (2.301)       (2.005)       3.202        2.324        3.515
                                                 --------     ---------     --------     --------     --------      --------
         Total income (loss)
         from investment operations.........     $ (1.450)    $ (2.310)    $  (2.006)   $   3.244    $   2.415     $  3.615
                                                 --------     ---------     --------     --------     --------      --------
Less distributions:

     Dividends from investment income.......     $  -         $  -         $  (0.010)   $  (0.045)   $  (0.055)    $ (0.085)
     Distributions from capital gains.......        -            -            (0.584)      (0.579)      (0.710)      (3.960)
                                                 --------     ---------     --------     --------     --------      --------
         Total distributions................     $  -         $  -         $  (0.594)   $  (0.624)   $  (0.765)    $ (4.045)
                                                 --------     ---------     --------     --------     --------      --------
Net asset value, end of period..............     $  9.930     $ 11.380     $  13.690    $  16.290    $  13.670     $ 12.020
                                                 ==========   ==========   ==========   ==========   ==========   ==========

Total Return(3) ............................      (12.74%)     (16.87%)      (12.49%)      23.95%       20.43%       33.86%

Ratios/Supplemental Data(1):

     Net assets, end of period (000 omitted)     $  76,515    $  93,696    $ 135,262    $ 144,359    $  50,878     $ 27,721
     Ratio of total expenses to average net assets   1.22%(8)     1.13%        1.06%        1.05%        1.07%(2)     1.08%(2)

     Ratio of net expenses after custodian fee
        reduction to average net assets(2) .         1.22%(8)     1.13%        1.06%        1.05%        1.05%(2)(6)  1.05%(2)(6)
     Ratio of net investment income (loss) to
        average net assets .................         0.12%(8)    (0.08%)      (0.00%)(5)    0.27%        0.49%        0.68%

     Portfolio turnover rate................           59%          78%          88%          59%          36%          89%

---------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 1999, 1998, and 1997, the operating expenses of the Fund were reduced by an allocation of expenses to the distributor and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                                           1999         1998         1997
                                                                                        -----------------------------------

     Net investment income (loss) per share.                                            $   0.034    $   0.052     $  0.049
                                                                                        ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

       Expenses.............................                                                1.10%        1.28%        1.43%
                                                                                        ==========   ==========   ==========
       Expenses after custodian fee reduction(2)                                            1.10%        1.26%        1.40%

                                                                                        ==========   ==========   ==========
       Net investment income................                                                0.22%        0.28%        0.33%
                                                                                        ==========   ==========   ==========
---------------------------------------------------------------------------------------------------------------------------------

(2)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(4)Certain per share amounts are based on average shares outstanding.
(5)Amount represents less than (0.00%) of average net shares.
(6)Under a written agreement, Wright waives a portion of its advisory fee and assumes operating expenses to the extent necessary to limit expense ratios to 1.25%.

(7)For the six months ended June 30, 2002 (unaudited)
(8)Annualized.

See notes to financial statements


WRIGHT MANAGED EQUITY TRUST
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  Year Ended December 31,
                                               -------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund    2002(5)(6)     2001(5)       2000(5)      1999(5)       1998         1997
------------------------------------------------------------------------------------------------------------------------------
                                                                                      Standard Shares
                                               -------------------------------------------------------------------------------

Net asset value, beginning of period........      $ 11.510      $15.180      $18.900      $16.020      $16.020     $16.690
                                                 ---------    ---------    ---------    ---------    ---------    ---------
Income (loss)  from investment operations:

     Net investment income (loss) ..........       $ 0.062     $ (0.023)     $ 0.135     $ (0.004)     $ 0.078     $ 0.185
     Net realized and unrealized gain (loss)        (0.192)      (3.647)      (3.455)       5.181        0.868       0.048+
                                                 ---------    ---------    ---------    ---------    ---------    ---------
         Total income (loss)
            from investment operations......      $ (0.130)    $ (3.670)    $ (3.320)     $ 5.177      $ 0.946     $ 0.233
                                                 ---------    ---------    ---------    ---------    ---------    ---------
Less distributions:

     Dividends from investment income.......       $ -          $ -          $ -          $ -         $ (0.070)   $ (0.163)
     Distributions from capital gains.......         -            -           (0.400)      (2.297)      (0.876)     (0.740)
                                                 ---------    ---------    ---------    ---------    ---------    ---------

         Total distributions................       $ -          $ -         $ (0.400)    $ (2.297)    $ (0.946)   $ (0.903)
                                                 ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..............       $11.380      $11.510      $15.180      $18.900      $16.020     $16.020
                                                ==========   ==========   ==========   ==========   ==========   ==========
Total return(1) ............................        (1.13%)     (24.18%)     (17.58%)      34.26%        6.14%       1.54%

Ratios/Supplemental Data

     Net assets, end of period (000 omitted)       $63,007      $66,828     $110,868      $147,610     $193,327    $212,698
     Ratio of total expenses to average
      daily net assets......................         1.70%(3)(7)  1.56%(3)     1.49%(3)      1.49%(3)      1.35%(3)   1.31%(3)
     Ratio of net investment income (loss) to average
        daily net assets                             1.09%(7)    (0.18%)       0.76%        (0.02%)        0.42%      0.82%
     Portfolio turnover rate  ..............           46%(4)       39%(4)       53%(4 )      105%(4)        66%(4)      4%(2)

-------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.

(2)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

(3)Includes each fund's share of its corresponding Portfolio's allocated expenses.
(4)Represents portfolio turnover rate of the fund's corresponding portfolio.
(5)Certain per share amounts are based on average shares outstanding.
(6)For the six months ended June 30, 2002 (unaudited)
(7)Annualized.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements



WRIGHT MANAGED EQUITY TRUST
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  Year Ended December 31,
                                                -----------------------------------------------------------
                                                ----------------------------------------------------------------------------
Wright International Blue Chip Equities Fund    2002(4)(6)     2001(4)       2000(4)      1999(4)       1998         1997*
----------------------------------------------------------------------------------------------------------------------------
                                                                                   Institutional Shares
                                                -----------------------------------------------------------------------------

Net asset value, beginning of period........     $  5.430     $  7.150     $   9.160    $   8.750    $   9.130     $ 10.000
                                                 --------     --------     --------     --------     --------      --------
Income (loss) from Investment Operations:

     Net investment income (loss) ..........     $  0.033     $ (0.001)    $   0.070    $   0.014    $   0.159     $  0.006
     Net realized and unrealized gain (loss)       (0.103)      (1.719)       (1.680)       2.693        0.487       (0.646)+
                                                 --------     ---------     --------     --------     --------      --------
         Total income (loss)
            from investment operations......     $ (0.070)    $ (1.720)    $  (1.610)   $   2.707    $   0.646     $ (0.640)
                                                 --------     ----------     --------     --------     --------      --------
Less distributions:

     Dividends from investment income.......     $  -         $  -         $   -        $   -        $  (0.150)    $  -
     Distributions from capital gains.......        -            -            (0.400)      (2.297)      (0.876)      (0.230)
                                                 --------     --------     ----------     --------     --------      --------
         Total distribution.................     $  -         $  -         $  (0.400)   $  (2.297)   $  (1.026)    $ (0.230)
                                                 --------     --------     ----------     --------     --------      --------
Net asset value, end of period..............     $  5.360     $  5.430     $   7.150    $   9.160    $   8.750     $  9.130
                                                 =========    =========    =========    =========    =========     =========

Total return(1) ............................       (1.29%)     (24.06%)      (17.62%)      34.49%        7.54%       (6.37%)

Ratios/Supplemental Data:

     Net assets, end of period (000 omitted)     $  12,035    $  13,186    $  17,929    $  24,254    $  18,511     $ 45,094
     Ratio of total expenses to average daily
       net assets...........................        1.58%(2)++   1.43%(2)      1.30%(2)     1.28%(2)     1.12%(2)     1.16%(2)++
     Ratio of net investment income (loss) to
       average daily net assets.............        1.22%++     (0.02%)        0.87%        0.16%        0.73%      0.15%++
     Portfolio turnover rate................         46%(3)       39%(3)       53%(3)      105%(3)       66%(3)       4%(5)

--------------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
(2)Includes each fund's share of its corresponding portfolio's allocated expenses.
(3)Represents portfolio turnover rate of the fund's corresponding portfolio.
(4)Certain per share amounts are based on average shares outstanding.
(5)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(6)For the six months ended June 30, 2002 (unaudited)
+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such times.
++ Annualized.
* For the period from July 7, 1997 (inception of offering institutional shares) to December 31, 1997.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)



(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WBC and WIBC invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WBC invests its assets in the Selected Blue Chip Equities Portfolio and WIBC invests its assets in the International Blue Chip Equities Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (98.69% and 99.21% at June 30, 2002 for WBC and WIBC, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - For WMBC, securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees. Valuation of securities by WBC and WIBC are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - For WMBC, dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date. The net investment income of WBC and WIBC consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with accounting principles generally accepted in the United States of America.

D. Expense Reduction - The funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the funds' Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2001, the Trust, for federal income tax purposes, had capital loss carryovers of $12,528,270 (WIBC) and $17,128,584 (WMBC) which will reduce taxable income away from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

                               WIBC            WMBC
         12/31/2009         $12,528,270     $17,128,584

     At December 31, 2001, net capital losses of $2,837,240 for WIBC and $3,179,347 for WMBC attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day of the fund's current taxable year. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

G.   Other - Investment transactions are accounted for on a trade-date basis.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

I. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At June 30, 2002, only WIBC had an institutional share class.

J. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.

K. Interim Financial Information - The interim financial statements relating to June 30, 2002 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to WMBC pursuant to an Investment Advisory Contract. Wright furnishes the fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2002, for WMBC the effective annual rate was 0.60%. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the fund, $1,834 of expenses were allocated to the investment adviser for WMBC-Institutional shares. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2002, the effective annual rate was 0.02% for WBC, 0.12% for WMBC, and 0.02% for WIBC. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of The Winthrop Corporation, an annual rate of 0.25% of each fund's average daily net assets attributable to Standard shares for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WBC, the principal underwriter made a reduction of its fee by $14,397 and a preliminary allocation of expenses was made by the investment adviser in the amount of $26,091. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 2002, the funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                  Six Months Ended                     Year Ended
                                                              June 30, 2002 (unaudited)             December 31, 2001
                                                              ---------------------------      ----------------------------
                                                              Shares            Amount          Shares            Amount
---------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund--
   Sold...................................................     684,656    $   7,907,314       1,226,640     $  15,073,784
   Issued to shareholders in payment of distributions
    declared..............................................     126,916        1,479,836         152,753         1,755,132
   Reacquired.............................................    (725,944)      (8,304,111)     (1,228,781)      (14,455,232)
                                                            -----------   --------------     -----------    --------------
     Net increase.........................................      85,628    $   1,083,039         150,612     $   2,373,684
                                                            ===========   ==============    =============  ================

Wright Major Blue Chip Equities Fund -- Standard Shares

   Sold..................................................      816,881    $   8,948,782       1,922,615     $  23,607,686
   Reacquired.............................................  (1,346,631)     (14,687,060)     (3,569,321)      (42,980,555)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................    (529,750)   $  (5,738,278)     (1,646,706)    $ (19,372,869)
                                                            ===========   ==============    =============   ===============

Wright Major Blue Chip Equities Fund -- Institutional Shares

   Sold..................................................            1    $       1,000          47,224     $     360,037
   Reacquired.............................................    (206,265)      (1,383,497)        (16,459)         (113,400)
                                                            -----------   --------------     -----------    --------------
     Net increase (decrease)..............................    (206,264)   $  (1,382,497)         30,765     $     246,637
                                                            ===========   ===============   =============  ===============

Wright International Blue Chip Equities Fund-- Standard Shares:
   Sold...................................................     456,629    $   5,212,740        1,422,001    $  18,096,877
   Reacquired.............................................    (723,288)      (8,324,356)     (2,921,600)      (37,285,315)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................    (266,659)   $  (3,111,616)     (1,499,599)    $ (19,188,438)
                                                            ===========   ==============    =============   ==============

Wright International Blue Chip Equities Fund-- Institutional Shares:
   Sold...................................................          --    $          --         158,515     $   1,025,000
   Reacquired.............................................    (186,188)      (1,005,127)       (235,080)       (1,168,595)
                                                            -----------   --------------     -----------    --------------
   Net decrease...........................................    (186,188)   $  (1,005,127)        (76,565)    $    (143,595)
                                                            ===========   ==============    =============   ==============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                                         Six Months Ended
                                           June 30, 2002
                                       -------------------
                                               WMBC
------------------------------------------------------------------------------

Purchases...........................      $ 51,779,266
                                          =============
Sales...............................      $ 59,172,531
                                          =============
------------------------------------------------------------------------------


    Increases and decreases in each fund's investment in its corresponding Portfolio for the six months ended June 30, 2002 were as follows:

                                    WBC            WIBC
-------------------------------------------------------------------------------

Increases...................   $7,902,477     $ 5,190,137
Decreases...................   (8,637,560)    (12,007,359)




(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2002, as computed on a federal income tax basis, are as follows:

                                                  WMBC
-------------------------------------------------------------------------------


Aggregate cost..........................    $  78,482,207
                                             =============

Gross unrealized appreciation...........    $   5,063,555
Gross unrealized depreciation...........       (7,136,971)
                                             -------------

Net unrealized depreciation.............    $  (2,073,416)
                                             =============

-------------------------------------------------------------------------------


(7)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. WSBC, WMBC, and WIBC did not have significant borrowings or allocated fees during the six months ended June 30, 2002. WMBC has $289,000 outstanding at June 30, 2002.

(8)  CLASS ELIMINATION

     The Institutional Share class of Major Blue Chip Equities Fund was fully liquidated on February 14, 2002.

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)+


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2002 (unaudited)

-------------------------------------------------------------------------------

ASSETS:

  Total investments, at amortized cost
   (Note 1A)..............................     $ 17,990,326
  Receivable from investment adviser......           55,000
  Interest receivable.....................           22,011
                                               ------------
    Total assets..........................     $ 18,067,337
                                               ------------


LIABILITIES:

  Due to the bank.........................     $    120,577
  Distributions payable...................           24,946
  Payable to investment adviser...........              165
  Accrued expenses and other liabilities..           10,692
                                               ------------
    Total liabilities.....................     $    156,380
                                               ------------


NET ASSETS (consisting of paid-in capital)     $ 17,910,957
                                               ==============

SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................       17,877,858
                                               ==============
NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $       1.00
                                               ==============






+ The Wright U.S.Treasury Money Market Fund does not invest in a corresponding master portfolio. The amortized cost of securities held at June 30, 2002 is the same as the market value.

See notes to financial statements

                            STATEMENT OF OPERATIONS

                For the Six Months Ended June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):

   Interest income........................     $   157,921
                                               ------------

  Expenses -
   Investment adviser fee (Note 3)........     $    29,392
   Administrative fee (Note 3)............           5,879
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,220
   Custodian fee (Note 1C)................          21,144
   Transfer and dividend disbursing agent fees       9,448
   Printing...............................           2,978
   Audit services.........................          29,151
   Legal services.........................           1,352
   Registration costs.....................          19,898
   Miscellaneous..........................             887
                                               ------------
    Total expenses........................     $   122,349
                                               ------------

Deduct -
   Preliminary reduction of custodian fee
    (Note 1C).............................     $      (313)
   Preliminary allocation of expenses to investment
    adviser (Note 3)......................         (55,000)
   Preliminary reduction of investment adviser fee
    (Note 3)..............................         (29,227)
                                               ------------
    Total deductions......................     $   (84,540)
                                               ------------
    Net expenses..........................     $    37,809
                                               ------------
      Net investment income...............     $   120,112
                                               ============


See notes to financial statements


WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------------------------------------------------------
Wright U.S. Treasury Money Market Fund (WTMM)+



                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2002        Dec. 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

DECREASE IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    120,112          $  1,140,033
     Net realized gain on investments sold......................................               --                74,786
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    120,112          $  1,214,819
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (148,370)         $ (1,140,033)
     From net realized gain.....................................................               --               (13,429)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (148,370)         $ (1,153,462)
                                                                                      ------------          ------------

   Fund share transactions+ -
     Proceeds from shares sold..................................................     $ 18,426,345          $ 61,026,684
     Reinvestment of dividends..................................................           70,321               769,217
     Cost of shares reacquired..................................................      (19,141,339)          (86,881,373)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions......................     $   (644,673)         $(25,085,472)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $   (672,931)         $(25,024,115)

NET ASSETS:
   At beginning of period.......................................................       18,583,888            43,608,003
                                                                                      ------------          ------------

   At end of period.............................................................     $ 17,910,957          $ 18,583,888
                                                                                     =============         =============



+ For WTMM, the Fund share transactions are at a net asset value of $1.00 per share.
See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
Wright U.S. Government Near Term Fund (WNTB)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2002 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $34,497,107)(Note 1A)  $35,119,295
   Receivable for fund shares sold........           2,979
                                               ------------
    Total assets..........................     $35,122,274
                                               ------------


LIABILITIES:

  Distributions payable...................     $    29,890
  Payable for fund shares reacquired......           7,895
  Transfer agent fee payable..............           4,650
  Accrued expenses and other liabilities..           4,837
                                               ------------
    Total liabilities.....................     $    47,272
                                               ------------
NET ASSETS................................     $35,075,002
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $42,181,176
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)   (7,716,848)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)      622,188
  Distributions in excess of net investment
   income.................................         (11,514)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $35,075,002
                                               =============
SHARES OF BENEFICIAL INTEREST OUTSTANDING.       3,388,426
                                               =============

NET ASSET VALUE, OFFERING PRICE,
  AND REDEMPTION PRICE PER SHARE
  OF BENEFICIAL INTEREST..................     $     10.35
                                               =============

See notes to financial statements


                             STATEMENT OF OPERATIONS

                For the Six Months Ended June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio    $   763,285
   Expenses allocated from portfolio......        (112,728)
                                               ------------
    Investment income.....................     $   650,557
                                               ------------

  Expenses -

   Administrator fee (Note 3).............     $     3,481
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,220
   Custodian fee (Note 1C)................           7,465
   Distribution expenses (Note 4).........          43,503
   Transfer and dividend disbursing agent fees      11,152
   Printing...............................           2,587
   Audit services.........................          10,920
   Legal services.........................           1,921
   Registration costs.....................           9,632
   Miscellaneous..........................           1,207
                                               ------------
    Total expenses........................     $    94,088
                                               ------------

Deduct -
   Preliminary reduction of distribution expenses by
    principal underwriter (Note 4)........     $   (41,510)
                                               ------------

    Net expenses..........................     $    52,578
                                               ------------
      Net investment income...............     $   597,979
                                               ------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions
   from portfolio (identified cost basis).     $   171,029
  Net change in unrealized appreciation
   of investments.........................          49,012
                                               ------------

   Net realized and unrealized gain of
    investments...........................     $   220,041
                                               ------------

    Net increase in net assets from
     operations...........................     $   818,020
                                               ============



See notes to financial statements



WRIGHT MANAGED INCOME TRUST
----------------------------------------------------------------------------------------------------------------------------------
Wright U.S. Government Near Term Fund (WNTB)




                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2002       Dec. 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    597,979          $  1,594,846
     Net realized gain on investment transactions...............................          171,029               436,243
     Change in unrealized appreciation of investments...........................           49,012               367,359
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    818,020          $  2,398,448
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (631,142)         $ (1,651,229)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 5).............     $ (1,137,047)         $ (3,930,842)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $   (950,169)         $ (3,183,623)

NET ASSETS:
   At beginning of period.......................................................       36,025,171            39,208,794
                                                                                      ------------          ------------
   At end of period.............................................................     $ 35,075,002          $ 36,025,171
                                                                                     =============         =============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $   (11,514)          $     21,649
                                                                                     =============         =============
See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. GOVERNMENT INTERMEDIATE FUND (WUSGI)



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2002 (unaudited)
-------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $9,242,677) (Note 1A)  $ 9,626,300
  Receivable from investment adviser......          32,168
  Receivable for fund shares sold.........           1,394
                                               ------------
    Total assets..........................     $ 9,659,862
                                               ------------


LIABILITIES:

  Distributions payable...................     $    13,831
  Payable for fund shares reacquired......           3,262
  Accrued expenses and other liabilities..             580
                                               ------------
    Total liabilities.....................     $    17,673
                                               ------------
NET ASSETS................................     $ 9,642,189
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 9,303,045
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)      (23,437)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)      383,623
  Distribution in excess of net investment
   income.................................         (21,042)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $ 9,642,189
                                               ============

  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................         705,397
                                               ============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................     $     13.67
                                               ============

See notes to financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio    $   269,265
   Expenses allocated from portfolio......         (39,783)
                                               ------------
    Investment income.....................     $   229,482
                                               ------------
  Expenses -
   Administration fee (Note 3)............     $       981
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,220
   Custodian fee (Note 1C)................           7,499
   Distribution expenses (Note 4).........          12,259
   Transfer and dividend disbursing agent fees       3,804
   Printing...............................           2,629
   Audit services.........................          11,320
   Legal services.........................           1,077
   Registration costs.....................           8,132
   Miscellaneous..........................           1,307
                                               ------------
    Total expenses........................     $    51,228
                                               ------------

Deduct -
   Preliminary reduction of distribution expenses by
    principal underwriter (Note 4)........     $   (12,259)
   Preliminary allocation of expenses to
    investment adviser (Note 3)...........         (32,168)
                                               ------------
    Total deductions......................     $   (44,427)
                                               ------------
    Net expenses..........................     $     6,801
                                               ------------
      Net investment income...............     $   222,681
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   from portfolio (identified cost basis).     $   342,410
  Net change in unrealized appreciation
   of investments.........................        (296,698)
                                               ------------

   Net realized and unrealized gain of
    investments...........................     $    45,712
                                               ------------

    Net increase in net assets from operations $   268,393
                                               ============


See notes to financial statements


WRIGHT MANAGED INCOME TRUST
----------------------------------------------------------------------------------------------------------------------------
Wright U.S. Government Intermediate Fund (WUSGI)




                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                   June 30, 2002        Dec. 31, 2001
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    222,681          $    625,271
     Net realized gain on investment transactions...............................          342,410               170,578
     Change in unrealized appreciation on investments...........................         (296,698)             (242,781)
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $    268,393          $    553,068
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $   (242,766)         $   (674,365)
     From net realized gain.....................................................               --               (56,599)
                                                                                      ------------          ------------
       Total distributions......................................................     $   (242,766)         $   (730,964)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions (Note 5).............     $   (552,491)         $ (6,150,565)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $   (526,864)         $ (6,328,461)

NET ASSETS:
   At beginning of period.......................................................       10,169,053            16,497,514
                                                                                      ------------          ------------
   At end of period.............................................................     $  9,642,189          $ 10,169,053
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $    (21,042)         $       (957)
                                                                                     =============         =============

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT TOTAL RETURN BOND FUND (WTRB)+


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $45,100,133
    Unrealized appreciation...............       1,451,110
                                               ------------
  Total investments, at value (Note 1A)...     $46,551,243

  Cash....................................             194
  Receivable for investments sold.........       1,713,135
  Receivable for fund shares issued.......          13,944
  Receivable from investment adviser......          15,820
  Interest receivable.....................         621,802
  Other assets............................             381
                                               ------------
    Total assets..........................     $48,916,519
                                               ------------


LIABILITIES:

  Distributions payable...................     $    39,310
  Notes payable...........................       1,075,000
  Payable for investments purchased.......         600,847
  Payable for fund shares reacquired......          15,722
  Accrued expenses and other liabilities..          14,874
                                               ------------
    Total liabilities.....................     $ 1,745,753
                                               ------------


NET ASSETS................................     $47,170,766
                                               ===========

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $49,635,935
  Accumulated net realized loss  on investments
   (computed on the basis of identified cost)   (3,884,392)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    1,451,110
  Distributions in excess of net investment
   income.................................         (31,887)
                                               ------------

   Net assets applicable to outstanding
    shares................................     $47,170,766
                                               ==============
SHARES OF BENEFICIAL INTEREST
  OUTSTANDING.............................       3,766,215
                                               ==============
NET ASSET VALUE, OFFERING PRICE, AND
  REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST.....................     $     12.52
                                               ==============


+ The Wright  Total Return Bond Fund does not invest in a  corresponding  master portfolio.
See notes to financial statements


                             STATEMENT OF OPERATIONS

                 For the Six Months Ended June 30, 2002 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):

   Interest income........................     $ 1,520,277
                                               ------------
  Expenses -
   Investment adviser fee (Note 3)........     $   110,938
   Administrator fee (Note 3).............          17,257
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,220
   Custodian fee (Note 1C)................          20,180
   Distribution expenses (Note 4).........          61,632
   Transfer and dividend disbursing agent fees      11,225
   Printing...............................           2,783
   Interest expense.......................           3,274
   Audit services.........................          30,490
   Legal services.........................           2,400
   Registration costs.....................          11,237
   Miscellaneous..........................           4,910
                                               ------------
    Total expenses........................     $   278,546
                                               ------------

  Deduct -
   Preliminary reduction of custodian
    fee (Note 1C).........................     $    (3,418)
   Preliminary allocation of expenses to
    investment adviser....................         (15,820)
   Preliminary reduction of distribution
   expenses by principal underwriter (Note 4)      (25,380)
                                               ------------
    Total deductions......................     $   (44,618)
                                               ------------
    Net expenses..........................     $   233,928
                                               ------------
      Net investment income...............     $ 1,286,349
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (168,549)
  Net change in unrealized appreciation
   of investments.........................           80,789
                                               ------------

   Net realized and unrealized loss of
    investments...........................     $   (87,760)
                                               ------------

   Net increase in net assets from operations  $ 1,198,589
                                               ============


See notes to financial statements


WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------------------------------------------------------
Wright Total Return Bond Fund (WTRB)




                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2002         Dec. 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  1,286,349          $  3,184,961
     Net realized loss on investment transactions...............................         (168,549)             (496,921)
     Change in unrealized appreciation of investments...........................           80,789               321,944
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  1,198,589          $  3,009,984
                                                                                      ------------          ------------

   Distributions to shareholders (Note 2)
     From net investment income.................................................     $ (1,309,421)         $ (3,220,354)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions (Note 5).............     $ (3,338,884)         $(14,943,795)
                                                                                      ------------          ------------

       Net decrease in net assets...............................................     $ (3,449,716)         $(15,154,165)

NET ASSETS:
   At beginning of year.........................................................       50,620,482            65,774,647
                                                                                      ------------          ------------

   At end of year...............................................................     $ 47,170,766          $ 50,620,482
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR........................................     $    (31,887)         $     (8,815)
                                                                                     =============         =============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT CURRENT INCOME FUND (WCIF)


                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Investment in portfolio, at value (identified
      cost of $72,810,698) (Note 1A)......     $75,143,730
    Receivable from investment adviser....          31,929
    Receivable for fund shares issued.....         164,966
    Prepaid assets........................          11,912
                                               ------------
    Total assets..........................     $75,352,537
                                               ------------

LIABILITIES:

  Payables for fund shares reacquired.....     $     5,621
  Distributions payable...................         134,190
  Accrued expenses and other liabillities.           9,373
                                               ------------
    Total liabilities.....................     $   149,184
                                               ------------


NET ASSETS................................     $75,203,353
                                               ============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $74,939,135
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)   (1,721,861)
  Unrealized appreciation on investments
   (computed on the basis of identified cost)    2,333,032
  Distributions in excess of net investment
   income.................................        (346,953)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $75,203,353
                                               ============
Computation of net asset value, offering and redemption price per share:
  Standard Shares:
  ---------------
   Net assets.............................     $57,707,723
                                               ============
   Shares of beneficial interest outstanding     5,399,894
                                               ============
   Net asset value, offering price, and
    redemption price per share of
    beneficial interest...................     $     10.69
                                               ============
  Institutional Shares:
  --------------------
   Net assets.............................     $17,495,630
                                               ============

   SHARES OF BENEFICIAL INTEREST OUTSTANDING     1,720,956
                                               ============
   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................     $     10.17
                                               ============

See notes to financial statements


                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1B):

   Interest income allocated from portfolio  $   2,352,776
   Expenses allocated from portfolio......        (239,094)
                                               ------------
    Investment income.....................     $ 2,113,682
                                               ------------

  Expenses -
   Administrator fee (Note 3).............     $     7,292
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,220
   Custodian fee
    - Standard shares (Note 1C)...........           5,018
    - Institutional shares (Note 1C)......           4,989
   Distribution expenses
    - Standard shares (Note 4)............          68,898
   Transfer and dividend disbursing agent fees
    - Standard shares.....................           9,335
    - Institutional shares................           2,393
   Printing...............................           2,110
   Audit services.........................          10,920
   Legal services.........................           3,357
   Registration costs
    - Standard shares.....................           8,553
    - Institutional shares................           7,368
   Miscellaneous..........................           1,575
                                               ------------
    Total expenses........................     $   134,028
                                               ------------

  Deduct -
   Preliminary allocation of expenses to investment adviser
      - Standard shares...................     $   (14,278)
      - Institutional shares..............         (17,651)
   Preliminary reduction of distribution expenses
    by principal underwriter
      - Standard shares...................         (17,330)
                                               ------------
    Total deductions......................     $   (49,259)
                                               ------------
    Net expenses..........................     $    84,769
                                               ------------
      Net investment income...............     $ 2,028,913
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions
   from portfolio (identified cost basis).     $   (67,687)
  Change in unrealized appreciation
   on investments.........................         818,306
                                               ------------
   Net realized and unrealized gain
    on investments........................         750,619
                                               ------------

    Net increase in net assets from
     operation............................     $ 2,779,532
                                               ============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
--------------------------------------------------------------------------------------------------------------------------------
WRIGHT CURRENT INCOME FUND (WCIF)




                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2002         Dec. 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,028,913          $  4,876,495
     Net realized loss on investment transactions from portfolio................          (67,687)             (177,947)
     Change in unrealized appreciation on investments...........................          818,306             1,195,719
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  2,779,532          $  5,894,267
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income
     Standard shares............................................................     $   (512,110)         $ (3,460,160)
     Institutional shares.......................................................       (1,516,803)           (1,415,785)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (2,028,913)         $ (4,875,945)
                                                                                      ------------          ------------


   Net increase (decrease) in net assets -
     From Fund share transactions (Note 5)
     Standard shares............................................................     $  2,167,927          $(13,755,466)
     Institutional shares.......................................................       (1,242,929)           (7,445,173)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets from fund share transactions.......     $    924,998          $(21,200,639)
                                                                                      ------------          ------------
       Net increase (decrease) in net assets....................................     $  1,675,617          $(20,182,317)

NET ASSETS:
   At beginning of period.......................................................       73,527,736            93,710,053
                                                                                      ------------          ------------
   At end of period.............................................................     $ 75,203,353          $ 73,527,736
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $   (346,953)         $   (346,953)
                                                                                     =============         =============
See notes to financial statements




WRIGHT MANAGED INCOME TRUST
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                 ----------------------------------------------------------------------------
Wright U.S. Treasury Money Market Fund            2002(5)       2001          2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........... $ 1.0000      $1.0000      $1.0000      $1.0000       $1.0000      $1.0000

Income from investment operations:

   Net investment income(1)   .................   0.0090       0.0359       0.0530       0.0420        0.0460       0.0474
   Net realized gain on investments sold.......     --         0.0004         --           --            --           --
                                                 --------     --------     --------     --------     --------      --------
   Total income from investment operations.....   0.0090       0.0363       0.0530       0.0420        0.0460       0.0474

Less distributions:

   Dividends from net Investment income........  (0.0090)     (0.0359)     (0.0530)     (0.0420)      (0.0460)     (0.0474)
   Dividends from net realized gain............     --        (0.0004)        --           --            --           --
                                                 --------     --------     --------     --------     --------      --------
   Total distributions.........................  (0.0090)     (0.0363)     (0.0530)     (0.0420)      (0.0460)     (0.0474)
                                                 --------     --------     --------     --------     --------     --------

Net asset value, end of period................. $ 1.0000      $1.0000      $1.0000      $1.0000       $1.0000      $1.0000
                                                 =========    =========    =========    =========    =========    =========

Total return(2) ...............................   0.90%(7)     3.70%        5.44%        4.29%         4.73%        4.84%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..... $17,911     $  18,523      $43,608      $62,527      $91,323      $87,059
   Ratio of total expenses to average net assets  0.45%(6)      0.47%        0.46%        0.45%        0.45%        0.45%
   Ratio of net expenses after custodian fee
     reduction to average net assets(3)(4) ....   0.45%(6)      0.45%        0.45%        0.45%        0.45%        0.45%
   Ratio of net investment income to average
    net asset..................................   1.43%(6)      3.93%        5.33%        4.19%        4.61%        4.74%

----------------------------------------------------------------------------------------------------------------------------------

(1)During each of the above periods, the investment adviser voluntarily reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

Net investment income per share................  $  0.0027      $0.0330      $0.0505      $0.0402      $0.0444      $0.0460
                                                 ==========   ==========   ==========   ==========   ==========   ==========
Ratios (as a percentage of average daily net assets):

   Expenses....................................   1.45%(6)        0.88%        0.71%        0.63%        0.61%        0.59%
                                                 ==========   ==========   ==========   ==========   ==========   ==========
   Expenses after custodian fee reduction(3) ..   1.45%(6)        0.86%        0.70%        0.63%        0.61%        0.59%
                                                 ==========   ==========   ==========   ==========   ==========   ==========
   Net investment income ......................   0.43%(6)        3.52%        5.08%        4.01%        4.45%        4.60%
                                                 ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
(4)Under a written agreement in effect for the current fiscal year, Wright waives advisory fees and/or assumes operating expenses to the extent necessary to limit the expense ratio to 0.45%.
(5)    For the six months ended June 30, 2002 (unaudited).
(6)    Annualized.
(7)    Not annualized.

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-----------------------------------------------------------------------------------------------------------------------------
Financial Highlights

                                                                                  Year Ended December 31,
                                                  ---------------------------------------------------------------------------
Wright U.S. Government Near Term Fund             2002(9)       2001          2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........     $ 10.290     $ 10.080     $   9.930    $  10.270    $  10.240     $ 10.240
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income(1)  ...............     $  0.175     $  0.480(8)  $   0.525    $   0.534    $   0.549     $  0.599
   Net realized and unrealized gain (loss)..        0.070        0.195(8)      0.143       (0.343)       0.048+      (0.010)
                                                 --------      --------     --------     --------     --------      --------
     Total income from investment operations     $  0.245     $  0.675     $   0.668    $   0.191    $   0.597     $  0.589
                                                 --------      --------     --------     --------     --------      --------

Less distributions:

     Dividends from investment income.......     $ (0.185)    $ (0.465)    $  (0.518)   $  (0.531)   $  (0.567)    $ (0.589)
                                                 --------      --------     --------     --------     --------      --------
     Total distributions....................     $ (0.185)    $ (0.465)    $  (0.518)   $  (0.531)   $  (0.567)    $ (0.589)
                                                 --------      --------     --------     --------     --------      --------
Net asset value, end of period..............     $ 10.350     $ 10.290     $  10.080    $   9.930    $  10.270     $ 10.240
                                                 =========     =========    =========    =========    =========     ========
Total return(2) ............................        2.41%        6.82%        6.94%         1.91%        5.98%        5.93%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..     $  35,075    $ 36,025     $ 39,198     $  52,825    $  91,922     $102,565
   Ratio of total expenses to average
    net assets(4)...........................        0.97%(10)    0.97%        0.98%         0.91%        0.88%        0.87%

   Ratio of expenses after custodian fee
      reduction to average net assets(4)(5)         0.95%(7)(10) 0.95%(7)     0.95%(7)      0.90%        0.87%        0.87%

   Ratio of net investment income to average
      net assets............................        3.44%(10)    4.40%        5.27%         5.27%        5.38%        5.82%
   Portfolio turnover rate  ................          26%(6)       92%(6)       65%(6)         0%(6)       10%(6)        4%(3)

-------------------------------------------------------------------------------------------------------------------------------

(1)For  certain  periods  presented,  the  operating  expenses  of the fund were reduced by an allocation of expenses to the investment  adviser,  a reduction
   in  distribution   fees  by  the  principal   underwriter,   a  reduction  in
   administrator  fees,  or a  combination  thereof.  Had such  action  not been undertaken, net investment income per share and the ratios would have been as follows:

                                                  2002(9)       2001          2000         1999         1998         1997
                                                 ---------    ---------    ---------    ---------    ---------    ----------

     Net investment income per share........     $  0.157     $  0.452     $   0.511    $   0.526    $   0.546     $  0.597
                                                 =========    =========    =========    =========    =========    =========
     Ratios (As a percentage of average net assets):

       Expenses(4) .........................        1.33%(10)    1.22%         1.13%        0.99%        0.91%        0.89%
                                                 =========    =========    =========    =========    =========    =========
       Expenses after custodian fee reduction(4)(5) 1.31%(10)    1.20%         1.10%        0.98%        0.90%        0.89%
                                                 =========    =========    =========    =========    =========    =========
       Net investment income................        3.08%(10)    4.15%         5.13%        5.19%        5.35%        5.80%
                                                 =========    =========    =========    =========    =========    =========
----------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Portfolio  turnover  represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(4)Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Custodian fees were reduced by credits  resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets  reported above is computed  without consideration of such credits.
(6)Represents portfolio turnover rate of the fund's corresponding portfolio.
(7)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95%.
(8)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.491 and net realized and unrealized  gain
   (loss) per share would have been $0.184.
(9)For the six months ended June 30, 2002 (unaudited).
(10)Annualized.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements


WRIGHT MANAGED INCOME TRUST

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                  ---------------------------------------------------------------------------
Wright U.S. Government Intermediate Fund          2002(9)       2001          2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period........     $ 13.630     $ 13.750     $  12.890    $  14.400    $  13.950     $ 13.580
                                                  --------     --------     --------     --------     --------      --------
Income (loss) from investment operations:

   Net investment income(1) ................     $  0.304     $  0.651(8)  $   0.737    $   0.722    $   0.724     $  0.721
   Net realized and unrealized gain (loss)..       (0.069)       0.006(8)      0.842       (1.282)       0.632        0.462
                                                  --------     --------     --------     --------     --------      --------
     Total income (loss)
     from investment operations.............     $  0.373     $  0.657     $   1.579    $  (0.560)   $   1.356     $  1.183
                                                  --------     --------     --------     --------     --------      --------

Less distributions:

   Dividends from investment income.........     $ (0.333)    $ (0.701)    $  (0.719)   $  (0.716)   $  (0.741)    $ (0.703)
   Distributions from capital gains.........       --           (0.076)        --          (0.234)      (0.165)      (0.110)
                                                  --------     --------     --------     --------     --------      --------


     Total distributions....................     $ (0.333)    $ (0.777)    $  (0.719)   $  (0.950)   $  (0.906)    $ (0.813)
                                                  --------     --------     --------     --------     --------      --------

Net asset value, end of period..............     $ 13.670     $ 13.630     $  13.750    $  12.890    $  14.400     $ 13.950
                                                  =========    =========    =========    =========    =========    =========
Total return(2) ............................        2.78%        5.40%       12.61%       (3.97%)        9.95%        9.08%

Ratios/Supplemental Data(1):
   Net assets, end of period (000 omitted)..     $   9,642    $  10,169    $  16,498    $  31,192    $  67,256     $ 74,158
     Ratio of net expenses to average
      net assets(4).........................         0.97%(10)     1.02%       0.97%        0.92%        0.94%        1.01%

     Ratio of net expenses after custodian fee
        reduction to average net assets(4)(5)        0.95%(7)(10)  0.95%(7)    0.95%(7)     0.90%        0.90%        0.87%

     Ratio of net investment income
        to average net assets...............         4.54%(10)     5.11%       5.55%        5.26%        5.09%        5.34%
   Portfolio turnover rate  ................           77%(6)        27%(6)      74%(6)        0%(6)        7%(6)        1%(3)

---------------------------------------------------------------------------------------------------------------------------------

(1)For each of the periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees by the distributor, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                  2002(9)       2001          2000         1999         1998         1997
                                                 ---------    ---------    ---------    ---------    ---------   ----------

Net investment income per share.............     $  0.214     $  0.547     $   0.700    $   0.703    $   0.721     $  0.720
                                                 =========    =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):

   Expenses(4) .............................        2.33%(10)    1.84%         1.26%        1.06%        0.96%        1.02%
                                                 =========    =========    =========    =========    =========    =========
   Expenses after custodian fee reduction(4)(5)     2.31%(10)    1.77%         1.24%        1.04%        0.92%        0.88%

                                                 =========    =========    =========    =========    =========    =========
   Net investment income....................        3.19%(10)    4.29%         5.27%        5.12%        5.07%        5.33%
                                                 =========    =========    =========    =========    =========    =========

---------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Portfolio  turnover  represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(4)Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Custodian fees were reduced by credits  resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets  reported above is computed  without consideration of such credits.
(6)Represents portfolio turnover rate at the fund's corresponding portfolio.
(7)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95%.
(8)Reporting   guidelines   require  the  fund  to   disclose   the  effects  of
   implementing  the change in accounting  for the  amortization  of premium and discount on debt securities. If the adjustments were not made, net investment income per share would have been $0.713 and net realized and unrealized  gain
   (loss) per share would have been $(0.056).
(9)For the six months ended June 30, 2002 (unaudited).
(10)nnualized.

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                ----------------------------------------------------------------------------------
Wright Total Return Bond Fund                     2002(6)       2001          2000         1999         1998         1997
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........     $ 12.550     $ 12.630     $  12.100    $  13.310    $  12.930     $ 12.500
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income(1) ................     $  0.322     $  0.709 (4) $   0.712    $   0.679    $   0.680     $  0.690
   Net realized and unrealized gain (loss)..       (0.024)      (0.090)(4)     0.530       (1.190)       0.524        0.427
                                                 --------      --------     --------     --------     --------      --------

     Total income(loss)from investment
      operations............................     $  0.298     $   0.619    $   1.242    $  (0.511)    $  1.204     $  1.117
                                                  -------       --------     --------     --------     --------      --------

Less distributions:
   Dividends from investment income.........     $ (0.328)    $ (0.699)    $  (0.712)   $  (0.680)   $  (0.690)    $ (0.687)
   Distributions from capital gains.........       --            -             -           (0.019)      (0.134)       -
                                                 --------      --------     --------     --------     --------      --------
     Total distributions....................     $ (0.328)    $ (0.699)    $  (0.712)   $  (0.699)   $  (0.824)    $ (0.687)
                                                 --------      --------     --------     --------     --------      --------
Net asset value, end of period..............     $ 12.520     $ 12.550     $ 12.630     $ 12.100     $  13.310     $ 12.930
                                                 =========    =========    =========    =========    =========    =========
Total return(2) ............................        2.50%        4.96%       10.62%      (3.91%)         9.56%        9.25%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..     $ 47,171     $ 50,620     $ 65,775     $ 87,336     $ 115,937     $ 80,004
   Ratio of total expenses to average net assets    0.96%(7)     0.96%        0.96%        0.90%         0.90%        0.90%
   Ratio of net expenses after custodian fee
     reduction to average net assets(3) ....        0.95%(5)(7)  0.95%(5)     0.95%(5)     0.90%         0.90%        0.90%
   Ratio of net investment income to average
      net assets............................        5.22%(7)     5.44%        5.84%        5.36%        5.18%        5.50%
   Portfolio turnover rate..................           46%         38%          61%          31%           26%          34%

---------------------------------------------------------------------------------------------------------------------------------

(1)For the six months  ended June 30, 2002 and for the years ended  December 31,
   2001 and  1999,  the  operating  expenses  of the  fund  were  reduced  by an allocation  of  expenses  to  the  investment  adviser,  or  a  reduction  in
   distribution   expenses  by  the  distributor.   Had  such  action  not  been
   undertaken, net investment income per share and the ratios would have been as follows:

                                                   2002         2001                       1999
                                                 ---------    ---------                   -------

   Net investment income per share..........     $  0.312     $  0.701                  $  0.678
                                                 ==========   ==========                ==========
   Ratios (As a percentage of average net assets):

     Expenses...............................         1.13%(7)    1.02%                      0.91%
                                                 ==========   ==========                ==========
     Expenses after custodian fee reduction(3)       1.12%(7)    1.01%                      0.91%
                                                 ==========   ==========                ==========
     Net investment income..................         5.05%(7)    6.38%                      5.35%
                                                 ==========   ==========                ==========

--------------------------------------------------------------------------------------------------------------------------------

(2)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each year reported.  Dividends and  distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Custodian fees were reduced by credits  resulting from cash balances the fund maintained  with the custodian  (Note 1C). The computation of net expenses to average daily net assets reported above is computed without  consideration of such credits.
(4)Reporting   guidelines   require  the  funds  to  disclose   the  effects  of
   implementing  the  change in  accounting  for  amortization  of  premium  and discount on debt  securities.  If  adjustments  were not made, net investment income per share would have been $0.716 and net realized and unrealized  gain
   (loss) per share would have been $(0.097).
(5)Under a written  agreement,  Wright  waives  all or a portion  of either  its advisory  and/or  distribution  fees and  assumes  operating  expenses to the extent necessary to limit expense ratios to 0.95%.
(6)For the six months ended June 30, 2002 (unaudited).
(7)Annualized.

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                            Year Ended December 31,
                                                ---------------------------------------------------------------------------
Wright Current Income Fund                        2002(8)      2001(5)       2000(5)      1999(5)       1998         1997
---------------------------------------------------------------------------------------------------------------------------
                                                                               Standard Shares
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........     $ 10.580     $ 10.460     $  10.090    $  10.660    $  10.630    $ 10.430
                                                  --------     --------     --------     --------     --------     --------
Income (loss) from investment operations:

   Net investment income(1)  ...............     $  0.290     $  0.616     $   0.631    $   0.620    $   0.646    $  0.658
   Net realized and unrealized gain (loss)..        0.108        0.120         0.372       (0.570)       0.028       0.206
                                                  --------     --------     --------     --------     --------     --------
       Total income from
          investment operations.............     $  0.398     $  0.736     $   1.003    $   0.050    $   0.674    $  0.864
                                                  --------     --------     --------     --------     --------     --------

Less distributions:
   Dividends from net investment income.....     $ (0.288)    $ (0.616)    $  (0.633)   $  (0.620)   $  (0.644)   $ (0.664)
                                                 --------     --------     --------     --------     --------     --------
       Total distributions..................     $ (0.288)    $ (0.616)    $  (0.633)   $  (0.620)   $  (0.644)   $ (0.664)
                                                 --------     --------     --------     --------     --------     --------
Net asset value, end of period .............     $ 10.690     $ 10.580     $  10.460    $  10.090    $  10.660    $ 10.630
                                                 =========    =========    =========    =========    =========    =========

Total return(2) ............................        3.82%        7.18%        10.31%        0.52%        6.51%        8.56%

Ratios/Supplemental Data(1):

   Net assets, end of period (000 omitted)..     $  57,708    $  54,966    $  68,015    $  76,452    $  90,262     $76,217
   Ratio of net expenses to average net assets(4)    0.97%(9)     0.95%(7)     0.95%(7)     0.91%        0.90%       0.89%
   Ratio of net expenses after custodian fee
     reduction to average net assets(7)(10)         0.95%(9)      --           --           --           --          --
   Ratio of net investment income
      to average net assets.................        5.50%(9)     5.83%         6.22%        6.02%        6.03%       6.44%
   Portfolio turnover rate .................         12%(6)        4%(6)        6%(6)        0%(6)        1%(6)       3%(3)

---------------------------------------------------------------------------------------------------------------------------------

(1)For the six months ended June 30, 2002 and for the years ended December 31, 2001, 2000, 1999, 1998 and 1997, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser or a reduction in distribution expense by the distributor. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                  2002(8)       2001          2000         1999         1998         1997
                                                  ---------   ---------    --------     --------     -----------  ---------

     Net investment income per share........     $  0.284     $  0.609     $   0.629    $   0.615    $   0.644     $  0.652
                                                 =========    =========    =========    =========    =========    =========
     Ratios (As a percentage of average net assets):
       Expenses(4) .........................        1.08%(9)     1.02%(4)      0.97%(4)     0.96%(4)     0.92%(4)     0.95%(4)
                                                 =========    =========    =========    =========    =========    =========
       Expenses after custodian fee
         reduction(4)(10)...................       1.06%(9)        --           --           --            --        --
                                                 =========    =========    =========    =========    =========    =========
       Net investment income................        5.39%(9)     5.76%         6.20%        5.97%        6.01%        6.38%
                                                 =========    =========    =========    =========    =========    =========
------------------------------------------------------------------------------------------------------------------------------

(2)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3)Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(4)Includes each fund's share of its corresponding portfolio's allocated expenses.
(5)Certain of the per share data are based on average shares outstanding.
(6)Represents portfolio turnover rate at the fund's corresponding portfolio.
(7)Under a written agreement in effect for the current fiscal year, Wright waives all or a portion of either its advisory and/or distribution fees and assumes operating expenses to the extent necessary to limit expense ratios to 0.95%.
(8)For the six months ended June 30, 2002 (unaudited).
(9)Annualized.
(10) Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

See notes to financial statements



WRIGHT MANAGED INCOME TRUST
---------------------------------------------------------------------------------------------------------------------------
Financial Highlights

                                                                            Year Ended December 31,
                                                 ---------------------------------------------------------------------------
Wright Current Income Fund - continued           2002(10)      2001(5)       2000(5)      1999(5)       1998        1997(4)
----------------------------------------------------------------------------------------------------------------------------
                                                                            Institutional Shares
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period........     $ 10.060     $  9.960     $   9.600    $  10.150    $  10.120     $ 10.000
                                                 --------     --------     --------     --------     --------      --------

Income (loss) from investment operations:

   Net investment income  ..................     $  0.288     $  0.622     $   0.625    $   0.620    $   0.619     $  0.313
   Net realized and unrealized gain (loss)..        0.112        0.094         0.359       (0.560)       0.026        0.120
                                                 --------     --------     --------     --------     --------      --------
       Total income from
          investment operations.............     $  0.400     $  0.716     $   0.984    $   0.060    $   0.645     $  0.433
                                                 --------     --------     --------     --------     --------      --------
Less distributions:
   Dividends from investment income.........     $ (0.290)    $ (0.616)    $  (0.624)   $  (0.610)   $  (0.615)    $ (0.313)
                                                 --------     --------     --------     --------     --------      --------
       Total distributions..................     $ (0.290)    $ (0.616)    $  (0.624)   $  (0.610)   $  (0.615)    $ (0.313)
                                                 --------     --------     --------     --------     --------      --------
Net asset value, end of period..............     $ 10.170     $ 10.060     $   9.960    $   9.600    $  10.150     $ 10.120
                                                 =========    =========    =========    =========    =========    =========
Total return(9) ............................        4.01%        7.34%        10.63%        0.60%        6.56%        4.40%

Ratios/Supplemental Data:(1)

   Net assets, end of period (000 omitted)..     $  17,496    $  18,562    $  25,695    $  23,374    $  23,231     $ 21,801
   Ratio of net expenses to average net assets(2)    0.72%(3)(11) 0.70%(8)     0.70%(8)     0.70%        0.75%         0.48%(3)
   Ratio of net expenses after custodian fee
     reduction to average net assets(8)(11)          0.70%(3)      --           --           --           --          --
   Ratio of net investment income
      to average net assets.................         5.76%(3)     6.11%         6.46%        6.23%        6.11%        4.70%(3)
   Portfolio turnover rate .................         12%(6)        4%(6)         6%(6)       0%(6)         1%(6)         3%(7)

-----------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2001 and 2000, the operating expenses of the fund were reduced by an allocation of expenses to the investment advisor or a reduction by the principal underwriter. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                 2002(10)       2001          2000
                                                 ---------    ---------    ---------

   Net investment income per share..........     $  0.278     $  0.603     $  0.619
                                                 ========    ==========   ==========
   Ratios (As a percentage of average net assets):

     Expenses(2) ...........................        0.92%(3)     0.82%         0.76%
                                                 ==========   ==========   ==========
     Expenses after custodian fee reduction(3)(11)  0.90%(3)     --           --
                                                 =========    =========    =========
     Net investment income..................        5.56%(3)     5.99%         6.40%
                                                 ==========   ==========   ==========
--------------------------------------------------------------------------------------------------------------------
(2)Includes each fund's share of its corresponding portfolio's allocated expenses.
(3)Annualized.
(4)For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.
(5)Certain of the per share data are based on average shares outstanding.
(6)Represents portfolio turnover rate at the fund's corresponding portfolio.
(7)Portfolio  turnover  represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
(8)Under a written  agreement  in effect for the  current  fiscal  year,  Wright waives all or a portion of either its advisory and/or  distribution  fees and assumes operating expenses to the extent necessary to limit expense ratios to
   0.70%.
(9)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions,  if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(10)For the six months ended June 30, 2002 (unaudited).
(11)Custodian  fees were reduced by credits  resulting  from cash  balances the fund  and  the  portfolio  maintained  with  the  custodian  (Note  1C).  The computation  of net expenses to average  daily net assets  reported  above is computed without consideration of such credits.

See notes to financial statements


WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Government Near Term Fund (WNTB) series, Wright U.S. Government Intermediate Fund (WUSGI) series, Wright Total Return Bond Fund (WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB, WUSGI, and WCIF invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WNTB invests its assets in the Near Term Portfolio, WUSGI invests its assets in the U.S. Government Intermediate Portfolio, and WCIF invests its assets in the Current Income Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (99.99%, 88.25%, and 99.99% at June 30, 2002 for WNTB, WUSGI, and WCIF, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - For WTRB investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes market value. WTMM's use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Valuation of securities by WNTB, WUSGI, and WCIF are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Interest Income - For WTMM and WTRB, interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

     The income is accrued ratably to the date of maturity on the investments of the funds. The net investment income of WNTB, WUSGI, and WCIF consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with accounting principles generally accepted in the United States of America.

C. Expense Reduction - The funds have entered into an arrangement with their custodian agent whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a preliminary reduction of total expenses in the Statement of Operations.

D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2001, the Trust, for federal income tax purposes, had capital loss carryovers of $7,867,964 (WNTB), $2,729,896 (WTRB), and $1,632,160 (WCIF)
     which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

    12/31           WNTB            WTRB           WCIF
-------------------------------------------------------------------------------

     2002        $6,668,565           $ -         $676,782
     2003           376,568             -          215,933
     2004                -              -          113,252
     2005           188,862             -           19,428
     2006            62,582             -               -
     2007           297,581             -           66,159
     2008           273,806      2,729,896         289,504
     2009                -              -          251,102
------------------------------------------------------------------------------

     At December 31, 2001, net capital losses of $860,226 for WTRB and $22,014 for WCIF attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day of the fund's current taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

G. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution, service fees and other class specific expenses. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At June 30, 2002, only WCIF had an institutional share class.

H. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.

I. Interim Financial Information - The interim financial statements relating to June 30, 2002 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  DISTRIBUTIONS

     Each fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is substantially declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.

     Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2002, for WTMM and WTRB the effective annual rate was 0.35% and 0.45%, respectively. The Portfolios have engaged Wright to render investment advisory services. (See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.) To enhance the net income of WTMM, Wright made a preliminary reduction of its investment adviser fee by $29,227. In addition, Wright was preliminarily allocated expenses of $55,000, $32,168, $15,820, and $31,929 on behalf of WTMM, WUSGI, WTRB, and WCIF, respectively.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2002, the effective annual rate was 0.07% for WTMM, 0.02% for WNTB, 0.02% for WUSGI, 0.07% for WTRB, and 0.02% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the Standard shares average daily net assets of each fund for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WNTB, WUSGI, WTRB, and WCIF, the Principal Underwriter made a preliminary reduction of its fee by $41,510, $12,259, $25,380, and $17,330, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six months ended June 30, 2002, the funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                                                   Six Months Ended                    Year Ended
                                                                     June 30, 2002                  December 31, 2001
                                                             ---------------------------------------------------------------
                                                               Shares            Amount         Shares            Amount
-----------------------------------------------------------------------------------------------------------------------------

Wright U.S. Government Near Term Fund--
     Sales................................................     473,341    $   4,878,833       1,365,316     $ 13,985,447
     Issued to shareholders in payment of  distributions
      declared............................................      41,153          423,331         103,978        1,063,991
     Redemptions..........................................    (626,181)      (6,439,211)     (1,858,949)     (18,980,280)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................    (111,687)   $  (1,137,047)       (389,655)    $  (3,930,842)
                                                            ============= =================  ============= =================

Wright U.S. GOVERNMENT INTERMEDIATE Fund--
     Sales................................................      64,556    $     874,521         307,197     $   4,219,756
     Issued to shareholders in payment of distributions
      declared............................................      10,686          145,078          33,008           454,921
     Redemptions..........................................    (115,977)      (1,572,090)       (794,193)      (10,825,242)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................     (40,735)   $    (552,491)       (453,988)    $  (6,150,565)
                                                            ============= =================  ============= =================

Wright Total Return Bond Fund--
     Sales...............................................      325,590    $   4,058,409         575,009     $   7,333,087
     Issued to shareholders in payment of distributions
      declared............................................      84,465        1,053,754         191,328         2,438,952
     Redemptions..........................................    (677,814)      (8,451,047)     (1,941,125)      (24,715,834)
                                                            ----------    --------------     -----------    --------------
         Net decrease.....................................    (267,759)   $  (3,338,884)     (1,174,788)    $ (14,943,795)
                                                            ============= =================  ============= =================

Wright Current Income Fund -- Standard Shares

     Sales................................................     763,619    $   8,109,238       1,418,663    $ 15,022,486
     Issued to shareholders in payment of distributions
      declared............................................      68,439          728,496         171,018       1,813,111
     Redemptions..........................................    (629,289)      (6,669,807)     (2,893,478)    (30,591,063)
                                                            -----------   --------------     -----------    --------------
         Net increase (decrease)..........................     202,769    $   2,167,927      (1,303,797)   $(13,755,466)
                                                            ============= ==============    ============= ===============

Wright Current Income Fund -- Institutional Shares

     Issued to shareholders in payment of distributions
      declared ...........................................      50,554    $     511,748         140,115     $   1,414,140
     Redemptions..........................................    (174,471)      (1,754,677)       (875,313)       (8,859,313)
                                                            -----------   --------------     -----------    --------------
         Net decrease.....................................    (123,917)   $  (1,242,929)       (735,198)    $  (7,445,173)
                                                            ============= =================  ============= =================

---------------------------------------------------------------------------------------------------------------------------------



(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                                       Six Months Ended
                                         June 30, 2002
                                             WTRB
-------------------------------------------------------------------------------
Purchases--
   Non-U.S. Obligations                 $  22,445,725
                                        ==============
   U.S. Gov't Obligations               $         --
                                        ==============
Sales--
   Non-U.S. Gov't Obligation            $  22,059,416
                                        ==============
   U.S. Gov't Obligations               $         --
                                        ==============

     Increases and decreases in each fund's investment in its corresponding Portfolio for the six months ended June 30, 2002 were as follows:

                         WNTB         WUSGI        WCIF
------------------------------------------------------------------------------

Increases           $ 4,888,053    $ 906,881   $ 7,955,245
Decreases            (6,717,895)  (1,713,767)   (9,341,583)


(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2002, as computed on a federal income tax basis, are as follows:

                                                 WTRB
-------------------------------------------------------------------------------

Aggregate cost............................  $  45,100,133
                                             =============
Gross unrealized appreciation.............  $   1,572,506
Gross unrealized depreciation.............       (121,396)
                                              ------------

Net unrealized appreciation...............  $   1,451,110
                                             =============

(8)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the six months ended June 30, 2002. WTRB has $1,075,000 outstanding at June 30, 2002.

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)



                  STATEMENT OF ASSETS AND LIABILITIES

                       June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $43,464,895
    Unrealized depreciation...............        (279,170)
                                               ------------
    Total investments, at value (Note 1A).     $43,185,725

  Cash....................................         345,084
  Dividends and interest receivable.......          28,949
  Deferred organization expenses (Note 1C)             620
  Other assets............................             356
                                               ------------
    Total Assets..........................     $43,560,734
                                               ------------


LIABILITIES:

  Accrued expenses and other liabilities..     $     7,561
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $43,553,173
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $43,832,343
  Unrealized depreciation on investments
   (computed on the basis of identified cost)     (279,170)
                                               ------------
    Total.................................     $43,553,173
                                               =============

See notes to financial statements


                      STATEMENT OF OPERATIONS

          For the Six Months Ended June 30, 2002 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $   161,185
   Interest...............................             456
                                               ------------
    Total income..........................     $   161,641
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $   137,719
   Administrator fee (Note 2).............          22,953
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,220
   Custodian fee (Note 1D)................          29,224
   Interest expense.......................             124
   Audit fees.............................          23,633
   Amortization of organization expenses(Note 1C)    2,862
   Miscellaneous..........................             238
                                               ------------
    Total expenses........................     $   218,973
                                               ------------
   Deduct -
    Reduction of custodian fee (Note 1D)..     $    (4,039)
                                               ------------
         Net expenses.....................     $   214,934
                                               ------------
            Net investment loss...........     $   (53,293)
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $ 4,607,346
  Change in unrealized appreciation
   on investments ........................      (6,751,849)
                                               ------------

  Net realized and unrealized loss
   on investments.........................     $(2,144,503)
                                               ------------
    Net decrease in net assets
       from operations....................     $(2,197,796)
                                               =============


See notes to financial statements


WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
----------------------------------------------------------------------------------------------------------------------------------
SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2002        Dec. 31, 2001

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment loss........................................................     $    (53,293)         $     (1,850)
     Net realized gain on investments...........................................        4,607,346             1,742,377
     Change in unrealized appreciation
       of investments...........................................................       (6,751,849)           (7,324,472)
                                                                                      ------------          ------------
       Net decrease in net assets from operations...............................     $ (2,197,796)         $ (5,583,945)
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $  7,944,777          $ 15,631,720
     Withdrawals................................................................       (8,701,440)          (15,363,603)
                                                                                      ------------          ------------
   Increase (decrease) in net assets resulting from capital transactions........     $   (756,663)         $    268,117
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $ (2,954,459)         $ (5,315,828)

NET ASSETS:

   At beginning of period.......................................................       46,507,632            51,823,460
                                                                                      ------------          ------------

   At end of period.............................................................     $ 43,553,173          $ 46,507,632
                                                                                     =============         =============



See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)



                STATEMENT OF ASSETS AND LIABILITIES

                    June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $78,063,553
    Unrealized depreciation...............      (3,390,907)
                                               ------------
    Total investments, at value (Note 1A).     $74,672,646

  Cash....................................         664,429
  Foreign currency, at value
   (identified cost $32,013)..............          31,982
  Tax reclaim receivable..................         119,646
  Dividends and interest receivable.......         150,477
  Deferred organization expenses (Note 1C)             621
  Other assets............................             614
                                               ------------
    Total Assets..........................     $75,640,415
                                               ------------


LIABILITIES:

  Payable for daily variation margin
    on open futures contracts.............     $        24
  Accrued expenses and other liabilities..          27,636
                                               ------------
   Total Liabilities......................     $    27,660
                                               ------------
NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $75,612,755
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $79,000,193
  Unrealized depreciation on investments
   and foreign currency transactions (computed
   on the basis of identified cost).......      (3,387,438)
                                               ------------
    Total.................................     $75,612,755
                                               =============
See notes to financial statements


                     STATEMENT OF OPERATIONS

           For the Six Months Ended June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $ 1,213,253
   Interest...............................           3,007
   Less: Foreign taxes....................        (137,732)
                                               ------------
    Total income..........................     $ 1,078,528
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $   308,913
   Administrator fee (Note 2).............          57,921
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,220
   Custodian fee (Note 1D)................          87,875
   Interest expense.......................           3,065
   Audit fees.............................          29,092
   Amortization of organization expenses
    (Note 1C).............................           2,862
   Miscellaneous..........................             301
                                               ------------
    Total expenses........................     $   492,249
                                               ------------
  Reduction of custodian fee (Note 1D)....          (2,377)
                                               ------------
    Net expenses..........................     $   489,872
                                               ------------
     Net investment income................     $   588,656
                                               ------------


REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investment and foreign
   currency transactions(identified
   cost basis)............................     $(6,444,026)
  Change in unrealized depreciation of
   investments and translation of assets and
   liabilities in foreign currencies......       5,152,569
                                               ------------
  Net realized and unrealized loss on
   investments and foreign currency.......     $(1,291,457)
                                               ------------
    Net decrease in net assets
       from operations....................     $  (702,801)
                                               =============

See notes to financial statements


WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------------------------------------------------------
International Blue Chip Equities Portfolio (IBCP)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2002        Dec. 31, 2001

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

DECREASE IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    588,656          $    208,438
     Net realized loss on investments...........................................       (6,444,026)          (11,656,208)
     Change in unrealized appreciation (depreciation) on investments............        5,152,569           (17,821,965)
                                                                                      ------------          ------------
       Net decrease in net assets from operations...............................     $   (702,801)         $(29,269,735)
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $  5,221,667          $ 19,270,774
     Withdrawals................................................................      (12,041,779)          (36,462,563)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $ (6,820,112)         $(17,191,789)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $ (7,522,913)         $(46,461,524)

NET ASSETS:

   At beginning of period.......................................................       83,135,668           129,597,192
                                                                                      ------------          ------------
   At end of period.............................................................     $  75,612,755         $ 83,135,668
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)



                 STATEMENT OF ASSETS AND LIABILITIES

                      June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $ 34,151,660
    Unrealized appreciation...............          622,188
                                               ------------
    Total investments, at value (Note 1A).     $ 34,773,848
  Cash....................................            4,890
  Interest receivable.....................          345,540
  Other...................................              135
                                               ------------
    Total assets..........................     $ 35,124,413
                                               ------------


LIABILITIES:

  Transfer agent fee payable..............     $      4,650
  Accrued expenses and other liabilities..              456
                                               ------------
    Total liabilities.....................     $      5,106
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $ 35,119,307
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $ 34,497,119
  Unrealized appreciation on investments
   (computed on the basis of identified cost)       622,188
                                               ------------
    Total.................................     $ 35,119,307
                                               =============
See notes to financial statements


                         STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $   763,286
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $    78,411
   Administrator fee (Note 2).............          12,198
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,220
   Custodian fee (Note 1D)................          21,247
   Audit fees.............................          20,440
   Interest expense.......................             811
   Miscellaneous..........................             207
   Amortization of organization expenses
    (Note 1C).............................           2,432
                                               ------------
    Total expenses........................     $   137,966
                                               ------------

  Deduct -
   Preliminary reduction of investment
    adviser fee (Note 2)..................     $   (21,442)
   Preliminary reduction of custodian fee
    (Note 1D).............................          (3,795)
                                               ------------
     Total deductions.....................     $   (25,237)
                                               ------------
       Net expenses.......................     $   112,729
                                               ------------
         Net investment income............     $   650,557
                                               ------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   171,027
  Net change in unrealized appreciation
   on investments.........................          49,013
                                               ------------
  Net realized and unrealized gain
   on investments.........................     $   220,040
                                               ------------
    Net increase in net assets
       from operations....................     $   870,597
                                               =============

See notes to financial statements


WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2002       Dec. 31, 2001

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    650,557          $  1,699,579
     Net realized gain on investments...........................................          171,027               436,242
     Change in unrealized appreciation of investments...........................           49,013               367,359
                                                                                      ------------          ------------
       Net increase in net assets from operations...............................     $    870,597          $  2,503,180
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $  4,888,053          $ 14,050,690
     Withdrawals................................................................       (6,717,895)          (19,763,460)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $ (1,829,842)         $ (5,712,770)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $   (959,245)         $ (3,209,590)

NET ASSETS:

   At beginning of period.......................................................       36,078,552            39,288,142
                                                                                      ------------          ------------
   At end of period.............................................................     $ 35,119,307          $ 36,078,552
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. GOVERNMENT INTERMEDIATE PORTFOLIO (USGIP)



              STATEMENT OF ASSETS AND LIABILITIES

                   June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $ 10,336,097
    Unrealized appreciation...............          391,991
                                               ------------
    Total investments, at value (Note 1A).     $ 10,728,088
  Cash....................................           66,759
  Interest receivable.....................          117,826
                                               ------------
    Total assets..........................     $ 10,912,673
                                               ------------

LIABILITIES:
  Accrued investment adviser fee..........     $         37
  Accrued expenses and other liabilities..            5,191
                                               ------------
    Total liabilities.....................     $      5,228
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $ 10,907,445
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $ 10,515,454
  Unrealized appreciation on investments
   (computed on the basis of identified cost)       391,991
                                               ------------
    Total.................................     $ 10,907,445
                                               =============

See notes to financial statements


                      STATEMENT OF OPERATIONS

           For the Six Months Ended June 30, 2002 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $   305,386
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $    24,986
   Administrator fee (Note 2).............           3,887
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,220
   Custodian fee (Note 1D)................          19,457
   Audit fees.............................          17,762
   Interest expense.......................             576
   Amortization of organization expenses
    (Note 1C).............................           2,378
   Miscellaneous..........................             127
                                               ------------
    Total expenses........................     $    71,393
                                               ------------

  Deduct -
   Preliminary reduction of investment adviser fee
      (Note 2)............................     $   (24,949)
   Preliminary reduction of custodian fee
    (Note 1D).............................          (1,289)
                                               ------------
      Total deductions....................     $   (26,238)
                                               ------------
      Net expenses........................     $    45,155
                                               ------------
        Net investment income.............     $   260,231
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   402,998
  Net change in unrealized appreciation
   on investments.........................        (353,307)
                                               ------------
  Net realized and unrealized gain
   on investments.........................     $    49,691
                                               ------------

    Net increase in net assets
       from operations....................     $   309,922
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT INTERMEDIATE PORTFOLIO (USGIP)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2002         Dec. 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    260,231          $    733,015
     Net realized gain on investments...........................................          402,998               196,730
     Change in unrealized appreciation of investments...........................         (353,307)             (271,383)
                                                                                      ------------          ------------
       Net increase in net assets from operations...............................     $    309,922          $    658,362
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $    934,954          $  4,430,147
     Withdrawals................................................................       (1,872,817)          (11,648,194)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $   (937,863)         $ (7,218,047)
                                                                                      ------------          ------------
   Net decrease in net assets...................................................     $   (627,941)         $ (6,559,685)

NET ASSETS:

   At beginning of period.......................................................       11,535,386            18,095,071
                                                                                      ------------          ------------
   At end of period.............................................................     $ 10,907,445          $ 11,535,386
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
CURRENT INCOME PORTFOLIO (CIFP)


             STATEMENT OF ASSETS AND LIABILITIES

                 June 30, 2002 (unaudited)
-------------------------------------------------------------------------------

ASSETS:
  Investments -
    Identified cost.......................     $ 72,270,981
    Unrealized appreciation...............        2,333,032
                                               ------------
    Total investments, at value (Note 1A).     $ 74,604,013

  Cash....................................          138,138
  Receivable for investments sold.........           10,939
  Interest receivable.....................          397,776
  Other assets............................              526
                                               ------------
    Total assets..........................     $ 75,151,392
                                               ------------


LIABILITIES:

  Accrued expenses and other liabilities..     $      7,650
                                               ------------
    Total liabilities.....................     $      7,650
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $ 75,143,742
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $ 72,810,710
  Unrealized appreciation on investments
   (computed on the basis of identified cost)     2,333,032
                                               ------------
    Total.................................     $ 75,143,742
                                               =============
See notes to financial statements


                          STATEMENT OF OPERATIONS

                For the Six Months Ended June 30, 2002 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 2,352,777
                                               ------------

  Expenses -
   Investment adviser fee (Note 2)........     $   164,403
   Administrator fee (Note 2).............          25,574
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,220
   Custodian fee (Note 1D)................          28,926
   Audit fees.............................          20,440
   Amortization of organization expenses
    (Note 1C).............................           2,203
   Miscellaneous..........................           2,930
                                               ------------
    Total expenses........................     $   246,696
                                               ------------

  Deduct -
   Preliminary reduction of custodian fee
    (Note 1D).............................     $    (7,601)
                                               ------------
      Net expenses........................     $   239,095
                                               ------------
        Net investment income.............     $ 2,113,682
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $   (67,687)
  Net change in unrealized appreciation
   on investments.........................         818,304
                                               ------------

  Net realized and unrealized gain
   on investments.........................     $   750,617
                                               ------------

    Net increase in net assets
       from operations....................     $ 2,864,299
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-----------------------------------------------------------------------------------------------------------------------------
CURRENT INCOME PORTFOLIO (CIFP)


                                                                                     Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                    June 30, 2002         Dec. 31, 2001

------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,113,682          $  5,119,822
     Net realized loss on investments...........................................          (67,687)             (177,947)
     Change in unrealized appreciation on investments...........................          818,304             1,195,719
                                                                                      ------------          ------------
       Net increase in net assets from operations...............................     $  2,864,299          $  6,137,594
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $  7,955,245          $ 15,222,381
     Withdrawals................................................................       (9,341,583)          (41,344,439)
                                                                                      ------------          ------------
   Decrease in net assets resulting from capital transactions...................     $ (1,386,338)         $(26,122,058)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets........................................     $  1,477,961          $(19,984,464)

NET ASSETS:

   At beginning of period.......................................................       73,665,781            93,650,245
                                                                                      ------------          ------------
   At end of period.............................................................     $ 75,143,742          $  73,665,781
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA

                                                                             Year Ended December 31
-----------------------------------------------------------------------------------------------------------------------------------
Selected Blue Chip Equities Portfolio (SBCP)               2002(3)     2001       2000       1999       1998      1997(2)
-----------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):++

     Total expenses                                        0.96%+      0.89%      0.88%      0.85%      0.77%     0.66%+
     Net expenses after custodian fee reduction(1)         0.94%+      0.88%      0.88%      0.84%      0.77%      0.66%
     Net investment income (loss)                         (0.23%)+   (0.004%)     0.09%      0.67%      0.80%     1.08%+

Portfolio Turnover                                           80%         67%        55%       106%        78%       28%

Net assets, end of period (000 omitted)                  $43,553     $46,508    $51,823    $75,483   $221,657   $259,492

Total Return                                              (4.48%)     (9.26%)
-----------------------------------------------------------------------------------------------------------------------------------

+  Annualized.
++ For the year ended December 31, 1999, the operating expenses of SBCP reflect a waiver of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                                                             1999
                                                                                            ------
Ratios (As a percentage of average daily net assets):
     Expenses                                                                                0.86%
     Expenses after custodian fee reduction(1)                                               0.85%
     Net investment income                                                                   0.66%


(1)Reporting  guidelines  require the Portfolio to increase its expense ratio by the  effect  of any  offset  arrangements  with its  service  providers.  The computation of total  expenses to average daily net assets  reported above is computed without consideration of credits in such offset arrangements.
(2)For the period from the start of business, May 2, 1997 to December 31, 1997.
(3)For the six months ended June 30, 2002 (unaudited).
-----------------------------------------------------------------------------------------------------------------------------------
See notes to financial statements

                                                                             Year Ended December 31
-----------------------------------------------------------------------------------------------------------------------------------
International Blue Chip Equities Portfolio (IBCP)          2002(2)     2001       2000       1999       1998      1997(1)
-----------------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
     Total expenses                                        1.27%+      1.18%      1.13%      1.14%      1.01%     0.90%+
     Net investment income                                 1.52%+      0.21%      1.11%      0.33%      0.77%     0.95%+

Portfolio Turnover                                           46%        39%        53%        105%       66%        37%

Net assets, end of period (000 omitted)                    $75,613    $83,136   $129,597   $172,471   $212,231   $257,047

Total Return                                               (0.82%)   (22.88%)

-----------------------------------------------------------------------------------------------------------------------------------

+  Annualized.

(1)For the period from the start of business, May 2, 1997 to December 31, 1997.
(2)For the six months ended June 30, 2002 (unaudited).

See notes to financial statements


WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA

                                                                              Year Ended December 31
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Near Term Portfolio (NTBP)                 2002(3)     2001       2000       1999       1998      1997(2)
-----------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):(1)
     Total expenses(1)                                     0.67%+      0.68%      0.69%      0.58%      0.57%     0.46%+
     Net expenses after custodian fee reduction            0.65%+      0.66%      0.66%      0.57%      0.56%      0.45%
     Net investment income                                 3.73%+      4.68%      5.55%      5.60%      5.68%     6.24%+

Portfolio Turnover                                           26%        92%        65%        0%         10%        0%

Net assets, end of period (000 omitted)                    $35,119    $36,079    $39,288    $52,963    $92,200   $102,861

Total Return                                                2.69%      7.50%

-----------------------------------------------------------------------------------------------------------------------------------

(1)For the year ended December 31, 2001, the operating expenses of NTBP reflect a reduction of investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                            2002       2001
                                                           -------    ------
Ratios (As a percentage of average daily net assets):

     Total expenses                                        0.79%+      0.75%
     Net expenses after custodian fee reduction            0.77%+      0.73%
     Net investment income                                 3.61%+      4.61%

-----------------------------------------------------------------------------------------------------------------------------------

+  Annualized.

(2)For the period from the start of business, May 2, 1997 to December 31, 1997.
(3)For the six months ended June 30, 2002 (unaudited).

See notes to financial statements

                                                                             Year Ended December 31
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Intermediate Portfolio (USGIP)             2002(3)     2001       2000       1999       1998      1997(2)
-----------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):(1)
     Total expenses(1)                                      0.84%      0.72%      0.73%      0.60%      0.57%     0.56%+
     Net expenses after custodian fee reduction             0.81%+     0.65%      0.71%      0.58%      0.54%      0.41%
     Net investment income                                  4.69%      5.40%      5.77%      5.57%      5.45%     6.11%+

Portfolio Turnover                                           77%        27%        74%         0%         7%        0%

Net assets, end of period (000 omitted)                    $10,907    $11,535    $18,095    $33,753    $67,330    $74,536

Total Return                                                2.89%      6.12%

-----------------------------------------------------------------------------------------------------------------------------------

(1)For the years ended December 31, 2001, 2000 and 1998, the operating expenses of USGIP reflect an allocation of expenses to the investment adviser or a reduction of investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                            2002       2001       2000                  1998
                                                         --------     -------    ------               -------

Ratios (As a percentage of average daily net assets):

     Total expenses                                        1.29%+      1.05%      0.79%                 0.58%
     Net expenses after custodian fee reduction            1.26%+      0.98%      0.77%                 0.55%
     Net investment income                                 4.24%+      5.07%      5.71%                 5.44%

-----------------------------------------------------------------------------------------------------------------------------------

+  Annualized.
(2)For the period from the start of business, May 2, 1997 to December 31, 1997.
(3)For the six months ended June 30, 2002 (unaudited).

See notes to financial statements


WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-----------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA

                                                                             Year Ended December 31
-----------------------------------------------------------------------------------------------------------------------------------
Current Income Portfolio (CIFP)                            2002(3)     2001       2000       1999       1998      1997(2)
-----------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):
     Total expenses                                        0.68%+    0.58%(1)     0.62%      0.59%      0.57%     0.48%+
     Net expenses after custodian fee reduction            0.66%+        -          -          -          -          -
     Net investment income                                 5.80%+      6.18%      6.54%      6.32%      6.33%     6.66%+

Portfolio Turnover                                           12%        4%         6%         0%          1%        7%

Net assets, end of period (000 omitted)                    $75,144    $73,666    $93,650    $99,987   $113,707    $97,765

Total Return                                                4.11%      7.76%


-----------------------------------------------------------------------------------------------------------------------------------

(1) For the year ended December 31, 2001, the operating expenses of CIFP reflect a reduction of investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                                       2001
                                                                      ------
Ratios (As a percentage of average daily net assets):
     Total expenses                                                    0.66%
     Net expenses after custodian fee reduction                          -
     Net investment income                                             6.11%

-----------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

(2) For the period from the start of business, May 2, 1997 to December 31, 1997.
(3) For the six months ended June 30, 2002 (unaudited).

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------

(1)  Significant Accounting Policies

     The Wright Blue Chip Master Portfolio Trust (the Trust), issuer of Selected Blue Chip Equities Portfolio (Selected Portfolio), International Blue Chip Equities Portfolio (International Portfolio), U.S. Government Near Term Portfolio (Term Portfolio), U.S. Government Intermediate Portfolio (Intermediate Portfolio), and Current Income Portfolio (Income Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on March 18, 1997. The Declaration of Trust permits the Trustees to issue interests in the portfolios. The following is a summary of significant accounting policies of the portfolios. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Securities traded on more than one U.S. or foreign securities exchange are valued at the last sale price on the exchange representing the principal market for such securities, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are unavailable, or deemed not to be representative of market values at the close of business, are appraised at their fair value as determined in good faith by or at the direction of the Trustees of the Trust.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. Deferred Organization Expenses - Costs incurred by a portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each portfolio commenced operations.

D. Expense Reductions - The portfolios have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of total expenses in the Statement of Operations.

E. Income Taxes - The portfolios are treated as partnerships for federal tax purposes. No provision is made by the portfolios for federal or state taxes on any taxable income of the portfolios because each investor in the portfolios is ultimately responsible for the payment of any taxes on its share of such income. Since some of the portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the portfolios, the portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them.The portfolios will allocate at least annually among their respective investors each investor's distributive share of the portfolios' net taxable investment income, net realized capital gains and any other items of income, gain, loss, deductions or credit.

F. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other - Investment transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the portfolio is informed of the ex-dividend date. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities.

H. Forward Foreign Currency Contracts - The International Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Portfolio will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

I. Reclassifications - Certain amounts in the prior periods' financial statements have been reclassified to conform to the current year's presentation.


J. Interim Financial Information - The interim financial statements relating to June 30, 2002 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the portfolios pursuant to the respective Investment Advisory Contracts. Wright furnishes each portfolio with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets, which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 2002, the effective annual rate was 0.60% for the Selected Portfolio, 0.80% for the International Portfolio, 0.45% for the Near Term Portfolio, 0.45% for the Intermediate Portfolio, and 0.45% for the Income Portfolio. To enhance the net income of the Near Term Portfolio and Intermediate Portfolio, Wright made a preliminary reduction of its investment adviser fee by $21,442 and $24,949, respectively.

     The Trust has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 2002, the effective annual rate was 0.10% for the Selected Portfolio, 0.15% for the International Portfolio, 0.07% for the Near Term Portfolio, 0.07% for the Intermediate Portfolio, and 0.07% for the Income Portfolio.

     Certain of the Trustees and officers of the portfolio are Trustees or officers of the above organizations. Except as to Trustees of the portfolios who are not employees of Wright, Trustees and officers receive remuneration for their services to the portfolios out of the fees paid to Wright.

(3)  INVESTMENTS

     The Term Portfolio, Intermediate Portfolio, and Income Portfolio invest primarily in debt securities. The ability of the issuers of these debt securities held by the portfolios to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended June 30, 2002 were as follows:

                                                  Selected     International   U.S. Gov't.     U.S. Gov't.      Current
                                                  Blue Chip     Blue Chip       Near Term     Intermediate      Income
                                                  Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------------------

Purchases -

  Non-U.S. Gov't Obligations                   $  36,285,904  $  35,824,734  $         --    $         --   $         --
                                                ============   ============   ============    ============   ============
  U.S. Gov't Obligations                       $         --   $         --   $   9,155,936   $   8,383,053  $   8,837,017
                                                ============   ============   ============    ============   ============

Sales -

  Non-U.S. Gov't Obligations                   $(36,626,247)  $(43,737,434)  $         --    $         --   $         --
                                                ============   ============   ============    ============   ============
  U.S. Gov't. Obligations                      $         --   $         --   $  10,745,911   $   8,753,828  $  11,811,375
                                                ============   ============   ============    ============   ============



(4)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2002, as computed on a federal income tax basis, are as follows:

                                                  Selected     International   U.S. Gov't.     U.S. Gov't.      Current
                                                  Blue Chip     Blue Chip       Near Term     Intermediate      Income
                                                  Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
--------------------------------------------------------------------------------------------------------------------------------

Aggregate cost                                 $ 43,464,895   $ 78,063,553   $ 34,151,660    $ 10,336,097   $  72,270,981
                                                ============   ============   ============    ============   ============
Gross unrealized appreciation                  $  4,050,123   $  6,749,643   $    627,223    $    564,880   $   2,333,041
Gross unrealized depreciation                    (4,329,293)   (10,140,550)        (5,035)       (172,889)            (9)
                                                 -----------    -----------    -----------     -----------    -----------

Net unrealized appreciation (depreciation)     $   (279,170)  $ (3,390,907)  $    622,188    $    391,991   $  2,333,032
                                                ============   ============   ============    ============   ============


(5)  FINANCIAL INSTRUMENTS

     The portfolios may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency contracts for the International Portfolio. The notional or contractual amounts of these instruments represent the investment the portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of June 30, 2002, the International Portfolio had no open forward foreign currency exchange contracts.

(6) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

The International Portfolio's investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of International Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of International Portfolio's assets. International Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

(7)  LINE OF CREDIT

     The portfolios participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The portfolios may temporarily borrow from the line of credit to settle investment transactions. Interest is charged to each portfolio based on its borrowings at an amount above the federal funds' rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds and portfolios at the end of each quarter. The portfolios did not have significant borrowings during the six months ended June 30, 2002. At June 30, 2002, there were no loans outstanding under the credit facility.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2002 (unaudited)

Equity Interests -- 99.9%

                                       Shares       Value

       AUTOMOBILES & COMPONENTS -- 1.5%

Ford Motor Co. Del..................  26,500   $    424,000
General Motors Corp.................   7,700        411,565
Johnson Controls....................   4,000        326,440
                                                -----------
                                               $  1,162,005
                                                -----------

BANKS -- 7.5%

Bank of America Corp................  34,700   $  2,441,492
Bank One Corp.......................  19,800        761,904
Charter One Fin'l. Inc..............  10,200        350,676
Fifth Third Bancorp.................  12,700        846,455
Union Planters Corp.................  11,450        370,637
Wachovia Corp.......................  17,000        649,060
Washington Mutual...................   9,500        352,545
                                                -----------
                                               $  5,772,769
                                                -----------


PITAL GOODS -- 8.9%

3M Company..........................  10,700   $  1,316,100
Caterpillar Inc.....................   8,700        425,865
Danaher Corp........................   4,700        311,845
General Dynamics Corp...............   6,100        648,735
General Electric Co.................  61,700      1,792,385
Illinois Tool Works Inc.............   9,300        635,190
Ingersoll-Rand Co. Cl A.............   8,000        365,280
ITT Industries Inc..................   8,000        564,800
Lockheed Martin.....................   5,100        354,450
Northrop Grumman....................   3,400        425,000
                                                -----------
                                               $  6,839,650
                                                -----------



COMMERCIAL SERVICES & SUPPLIES -- 1.6%

Avery Dennison Corp.................   7,900   $    495,725
Concord EFS Inc.....................  23,100        696,234
                                                -----------
                                               $  1,191,959
                                                -----------



COMMUNICATIONS EQUIPMENT -- 2.6%

Cisco Systems, Inc.*................  91,900   $  1,282,005
Motorola Inc........................  47,700        687,834
                                                -----------
                                               $  1,969,839
                                                -----------


COMPUTER & PERIPHERALS -- 3.0%

Apple Computer Inc..................   8,900   $    157,708
Dell Computer Corp.*................  57,200      1,495,208
Hewlett-Packard Co..................  17,300        264,344
Lexmark Int'l. Inc. CL A............   7,000        380,800
                                                -----------
                                               $  2,298,060
                                                -----------

CONSUMER DURABLES & APPAREL -- 3.6%

Centex Corp.........................  11,400   $    658,806
Leggett & Platt.....................  12,500        292,500
Liz Claiborne Inc...................  16,300        518,340
Newell Rubbermaid Inc...............  20,800        729,248
Whirlpool Corp......................   8,800        575,168
                                                -----------
                                               $  2,774,062
                                                -----------


DIVERSIFIED FINANCIALS -- 6.7%

Ambac Inc...........................   7,000   $    470,400
American Express Co.................  16,500        599,280
Bear Stearns Cos. Inc...............   8,800        538,560
Citigroup Inc.......................  39,700      1,538,375
Countrywide Cr. Ind. Inc............   7,900        381,175
H&R Block...........................   5,200        239,980
JP Morgan Chase & Co................  24,600        834,432
Providian Financial.................  33,900        199,332
SLM Corp............................   3,700        358,530
                                                -----------
                                               $  5,160,064
                                                -----------


ENERGY -- 7.6%

Amerada Hess Corp...................   4,900   $    404,250
Apache Corp.........................   7,000        402,360
B.J. Services.......................   6,300        213,444
Baker Hughes Inc....................   5,500        183,095
ChevronTexaco Corp..................   9,700        858,450
EOG Resources Inc...................   6,800        269,960
Exxon Mobil Corp....................  59,812      2,447,507
Noble Corp..........................   6,400        247,040
Occidental Petroleum................  19,800        593,802
Transocean Inc......................   6,500        202,475
                                                -----------
                                               $  5,822,383
                                                -----------


FOOD & DRUG RETAILING -- 1.2%

CVS Corp............................   9,100   $    278,460
Supervalu Inc.......................   6,900        169,257
Walgreen............................  11,300        436,519
                                                -----------
                                               $    884,236
                                                -----------


FOOD, BEVERAGE & TOBACCO -- 5.3%

Adolph Coors Co.....................   2,400   $    149,520
Anheuser Busch Cos. Inc.............   6,800        340,000
Coca Cola Co........................  27,300      1,528,800
Conagra Foods.......................  12,300        340,095
Philip Morris Cos. Inc..............  26,500      1,157,520
Wrigley (Wm.) Jr. Co................   9,400        520,290
                                                -----------
                                               $  4,036,225
                                                -----------

HEALTH CARE EQUIPMENT & SERVICES -- 6.8%
AmerisourceBergen Corp..............   7,900   $    600,400
Boston Scientific Corp..............  21,000        615,720
Cigna Corp..........................   4,500        438,390
Health Mngt Assoc. Inc-A............  21,100        425,165
Humana Inc..........................  17,500        273,525
St. Jude Medical....................   6,400        472,640
Tenet Healthcare Corp...............   9,900        708,345
UnitedHealth Group Inc..............  14,100      1,290,855
Zimmer Holdings Inc.................  11,400        406,524
                                                -----------
                                               $  5,231,564
                                                -----------


HOTELS, RESTAURANTS & LEISURE -- 1.9%

Cendant corp........................  18,200   $    289,016
McDonald's Corp.....................  41,900      1,192,055
                                                -----------
                                               $  1,481,071
                                                -----------


HOUSEHOLD & PERSONAL PRODUCTS -- 3.3%

Gillette Co.........................  21,400   $    724,818
Procter & Gamble....................  20,000      1,786,000
                                                -----------
                                               $  2,510,818
                                                -----------


INSURANCE -- 4.7%

Aflac Inc...........................   8,700   $    278,400
American Int'l. Group...............  11,300        770,999
Marsh & McLennan Cos., Inc..........   5,000        483,000
MBIA Inc............................  14,100        797,073
MGIC Investment Corp................   6,600        447,480
Progressive Corp....................  14,600        844,610
                                                -----------
                                               $  3,621,562
                                                -----------


MATERIALS -- 4.2%

Air Products & Chems................   5,900   $    297,773
Alcoa Inc...........................   7,900        261,885
Engelhard Corp......................   7,500        212,400
International Paper Co..............  10,800        470,664
Nucor Corp..........................   5,500        357,720
Pactiv Corp.........................  22,500        535,500
Phelps Dodge Corp...................   4,200        173,040
Sealed Air Corp.....................   6,300        253,701
Sigma-Aldrich.......................   6,200        310,930
Temple-Inland Inc...................   6,200        358,732
                                                -----------
                                               $  3,232,345
                                                -----------


MEDIA -- 2.6%

Knight Ridder Inc...................   4,100   $    258,095
Viacom, Inc. Class B................  39,400      1,748,178
                                                -----------
                                               $  2,006,273
                                                -----------



PHARMACEUTICALS & BIOTECHNOLOGY -- 7.0%
Abbott Laboratories.................  13,400   $    504,510
Johnson & Johnson...................  39,200      2,048,592
Pfizer Inc..........................  54,200      1,897,000
Pharmacia Corp......................  23,300        872,585
                                                -----------
                                               $  5,322,687
                                                -----------


RETAILING -- 5.3%

Autozone Inc........................   3,100   $    239,630
Bed Bath & Beyond Inc...............  14,100        532,134
GAP, Inc. (The).....................  15,600        221,520
Kohl's Corp.........................   8,200        574,656
Limited Brands......................  18,200        387,660
Lowes Cos. Inc......................  14,700        667,380
Staples Inc.........................  23,200        457,040
Target Corp.........................  15,100        575,310
Tiffany & Co........................  10,400        366,080
                                                -----------
                                               $  4,021,410
                                                -----------



SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 2.8%
Intel Corp..........................  56,800   $  1,037,736
KLA-Tencor Corp.....................  10,500        461,895
Nat'l. Semiconductor Corp...........  13,600        396,712
Qlogic Corp.........................   7,400        281,940
                                                -----------
                                               $  2,178,283
                                                -----------

SOFTWARE & SERVICES -- 5.8%

Computer Science....................   5,200   $    248,560
IBM.................................   9,300        669,600
Intuit Inc..........................   5,000        248,600
Mercury Interactive Corp............   5,800        133,168
Microsoft Corp......................  52,100      2,849,870
Yahoo! Inc..........................  22,000        324,720
                                                -----------
                                               $  4,474,518
                                                -----------



TELECOMMUNICATION SERVICES -- 2.9%

Bellsouth Corp......................  21,200   $    667,800
Verizon Communications..............  38,100      1,529,715
                                                -----------
                                               $  2,197,515
                                                -----------



TRANSPORTATION -- 0.7%

Union Pacific Corp..................   8,600   $    544,208
                                                -----------



UTILITIES -- 2.2%

Calpine Corp........................  17,400   $    122,322
DTE Energy Co.......................   5,000        223,200
Nicor Inc...........................   5,300        242,475
Progress Energy Inc.................  10,300        535,703
TXU Corp............................  10,700        551,585
                                                -----------
                                               $  1,675,285
                                                -----------



TOTAL EQUITY INTERESTS -- 99.9%
  (identified cost, $78,482,207)               $ 76,408,791

OTHER ASSETS, LESS LIABILITIES -- 0.1%              106,359
                                                -----------

NET ASSETS -- 100%                             $ 76,515,150
                                               ============


* Non-income-producing security.

See notes to financial statements


WRIGHT TOTAL RETURN BOND FUND (WTRB)
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2002 (unaudited)



Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value       Yield   Maturity
 ----------------------------------------------------------------------------------------------------------------------------------


CORPORATE BONDS

FINANCIAL

$     550,000     Ameritech Cap Corp                     6.150%    01/15/08     $103.921 $    571,566      5.92%     5.0%
      225,000     Banc One Corp                          8.000%    04/29/27      112.093      252,209      7.14%     6.8%
      500,000     Bank Of New York Co                    6.375%    04/01/12      104.183      520,915      6.12%     5.9%
      550,000     Boeing Cap Corp                        5.650%    05/15/06      103.071      566,891      5.48%     4.7%
      600,000     Citigroup Inc                          7.250%    10/01/10      108.538      651,228      6.68%     5.9%
      350,000     Ford Motor Credit                      6.125%    03/20/04      102.131      357,459      6.00%     4.9%
      800,000     General Elec Cap Corp                  5.000%    02/15/07      101.392      811,136      4.93%     4.8%
      350,000     GMAC                                   6.750%    01/15/06      103.641      362,744      6.51%     5.5%
      550,000     Household Finance CO                   8.000%    07/15/10      106.676      586,718      7.50%     6.6%
      700,000     Citibank Credit Card Issuance Trust    6.900%    10/15/07      107.812      754,684      6.40%     5.0%
      500,000     Intl Lease Fin                         5.125%    08/01/04      102.102      510,510      5.02%     3.9%
      600,000     Key Bank                               7.000%    02/01/11      106.451      638,706      6.58%     6.0%
      500,000     Lehman Brothers                        7.750%    01/15/05      107.894      539,470      7.18%     4.6%
      320,000     Meadwestvaco Cor                       6.850%    04/01/12      103.630      331,616      6.61%     6.2%
      600,000     Morgan J.P. & CO Inc                   6.875%    01/15/07      107.236      643,416      6.41%     5.1%
      540,000     Wells Fargo & CO                       4.800%    07/29/05      101.868      550,087      4.71%     4.1%
      935,000     MBNA Master C/C Trust                  7.350%    07/16/07      108.218    1,011,838      6.79%     5.1%

INDUSTRIALS

$     350,000     Albertson's Inc                        7.500%    02/15/11     $108.571  $   379,999      6.91%     6.1%
      350,000     Amerada Hess                           6.650%    08/15/11      104.049      364,172      6.39%     6.1%
      330,000     Centex Corp                            7.875%    02/01/11      107.875      355,988      7.30%     6.5%
      500,000     Honeywell Inc                          7.000%    03/15/07      108.497      542,485      6.45%     4.9%
      550,000     IBM Corp                               5.625%    04/12/04      103.767      570,719      5.42%     3.2%
      580,000     Kimberly-Clark Corp.                   6.375%    01/01/28       99.874      579,269      6.38%     6.4%
      575,000     Kraft Foods Inc.                       6.250%    06/01/12      102.557      589,703      6.09%     5.6%
      550,000     Target Corp                            7.000%    07/15/31      105.338      579,359      6.65%     6.6%
      605,000     Unitedhealth Group Inc                 5.200%    01/17/07      100.603      608,648      5.17%     4.8%
      525,000     Viacom Inc                             7.875%    07/30/30      106.554      559,409      7.39%     7.0%
      510,000     Wal-Mart                               6.500%    06/01/03      103.725      528,998      6.27%     2.6%

UTILITIES

$     485,000     Bellsouth Telecom                      6.375%    06/15/04     $105.329   $  510,846      6.05%     3.5%
      360,000     Conoco Inc                             6.350%    04/15/09      103.524      372,686      6.13%     5.4%
      500,000     Duke Energy Corp                       6.000%    12/01/28       88.893      444,465      6.75%     6.9%
      350,000     Philips Petroleum                      6.375%    03/30/09      103.306      361,571      6.17%     5.3%
      535,000     PPL Electric Util                      5.875%    08/15/07      102.996      551,029      5.70%     5.3%
      955,000     Tennessee Valley Auth                  6.000%    03/15/13      103.870      991,959      5.78%     5.5%
      500,000     Verizon Global                         6.750%    12/01/05      103.498      517,490      6.52%     5.6%
                                                                                          ------------
Total Corporate Bonds (identified cost, $17,256,016) - 40.4%                              $19,069,988
                                                                                          ------------


GOVERNMENT INTERESTS

U.S. GOVERNMENT AGENCIES

$   1,000,000     FHLB                                   5.125%    03/06/06     $103.938 $  1,039,380      4.93%     4.0%
      530,000     FHLB                                   5.800%    09/02/08      105.719      560,311      5.49%     4.7%
      500,000     FHLMC                                  3.250%    01/15/04      101.034      505,170      3.22%     2.6%
      750,000     FHLMC                                  4.875%    03/15/07      102.214      766,605      4.77%     4.3%
       40,000     FHLMC                                  5.750%    04/15/08      105.468       42,187      5.45%     4.7%

U.S. GOVERNMENT AGENCIES - continued
------------------------------------
$     900,000     FNMA                                   7.125%    02/15/05     $109.008 $    981,072      6.54%     3.5%
      440,000     FNMA                                   5.740%    01/21/09      102.014      448,862      5.63%     5.4%

FNMA

$   1,004,062     FNMA Pool #597396                      6.500%    09/01/31     $101.937 $  1,023,511      6.38%     6.1%
      730,031     FNMA Pool #634823                      6.500%    03/01/32      101.937      744,172      6.38%     6.2%
      386,018     FNMA Pool #479477                      6.000%    01/01/29      100.187      386,740      5.99%     6.5%
      386,702     FNMA Pool #489357                      6.500%    03/01/29      102.125      394,919      6.36%     6.0%
      389,612     FNMA Pool #535332                      8.500%    04/01/30      106.687      415,665      7.97%     3.7%
      494,188     Freddie Mac Pool #E00903               7.000%    10/01/15      105.062      519,204      6.66%     5.8%

FHLMC

$     404,463     FGLMC Pool #c27663                     7.000%    06/01/29      103.625 $    419,125      6.76%     6.7%

GNMA

$     477,107     GNMA II Pool #2671                     6.000%    11/20/28     $ 99.813   $  476,215      6.01%     6.2%
      270,748     GNMA Pool #0510706                     8.000%    11/15/29      106.656      288,769      7.50%     6.1%
      159,232     GNMA Pool #2909                        8.000%    04/20/30      106.063      168,886      7.54%     6.2%
      605,853     GNMA Pool #2972                        7.500%    09/20/30      104.969      635,958      7.14%     6.6%
      202,540     GNMA Pool #2973                        8.000%    09/20/30      106.063      214,820      7.54%     6.3%
    1,702,523     GNMA Pool #374892                      7.000%    02/15/24      104.406    1,777,536      6.70%     7.8%
      374,236     GNMA Pool #376400                      6.500%    02/15/24      102.749      384,524      6.33%     6.0%
      574,072     GNMA Pool #379982                      7.000%    02/15/24      104.406      599,366      6.70%     7.8%
      793,310     GNMA Pool #410081                      8.000%    08/15/25      107.000      848,842      7.48%     6.1%
      641,180     GNMA Pool #427199                      7.000%    12/15/27      104.031      667,026      6.73%     7.7%
      309,408     GNMA Pool #436214                      6.500%    02/15/13      104.655      323,811      6.21%     5.4%
      296,174     GNMA Pool #442996                      6.000%    06/15/13      102.781      304,411      5.84%     7.3%
      883,227     GNMA Pool #448490                      7.500%    03/15/27      106.094      937,051      7.07%     5.3%
    1,020,257     GNMA Pool #458762                      6.500%    01/15/28      102.406    1,044,806      6.35%     7.6%
      917,826     GNMA Pool #460726                      6.500%    12/15/27      102.406      939,909      6.35%     7.6%
      608,867     GNMA Pool #463839                      6.000%    05/15/13      102.781      625,800      5.84%     7.4%
      590,484     GNMA Pool #478072                      6.500%    05/15/28      102.375      604,508      5.84%     6.5%
      294,699     GNMA Pool #488924                      6.500%    11/15/28      102.375      301,699      6.35%     4.1%

U.S. TREASURIES

$   1,750,000     U.S. Treasury Bonds                    7.250%    05/15/16     $117.855 $  2,062,463      6.15%     5.4%
      550,000     U.S. Treasury Bonds                    6.125%    08/15/29      106.205      584,128      5.77%     5.7%
      750,000     U.S. Treasury Notes                    3.625%    03/31/04      101.546      761,595      3.57%     2.7%
    1,950,000     U.S. Treasury Notes                    7.500%    02/15/05      110.703    2,158,709      6.77%     3.2%
    2,450,000     U.S. Treasury Notes                    4.625%    05/15/06      103.000    2,523,500      4.49%     3.8%
                                                                                          -----------
Total Government Interests (identified cost, $27,844,117) - 58.3%                         $27,481,255
                                                                                          -----------
Total Investments (identified cost, $45,100,133) - 98.7%                                  $46,551,243
Other Assets, less Liabilities  - 1.3%                                                        619,523
                                                                                          -----------
Net Assets -- 100.0%                                                                      $47,170,766
                                                                                         ============
Average Maturity  - 6.4 Years

See notes to financial statements

SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2002 (unaudited)


         Equity Interests -- 99.2%
                                        Shares       Value


AUTOMOBILES & COMPONENTS -- 0.8%

Gentex Corp.........................  11,900   $    326,893
                                                 -----------


BANKS -- 11.6%

City National Corp..................   6,800   $    365,500
Commerce Bancorp Inc/NJ.............   8,100        358,020
Golden State Bancorp................  21,600        783,000
Greenpoint Financial Corp...........  16,700        819,970
M&T Bank Corp.......................   4,900        420,224
Mercantile Bankshares Corp..........  11,300        463,639
Nat'l. Commerce Financial Corp......  16,900        444,470
North Fork Bancorporation...........  16,200        644,922
Roslyn Bancorp Inc..................  10,400        227,032
TCF Financial Corp..................   7,500        368,250
Westamerica Bancorp.................   4,300        170,108
                                                -----------
                                               $  5,065,135
                                                -----------


CAPITAL GOODS -- 8.1%

Agco Corp...........................  13,700   $    267,150
Ametek Inc. New.....................   4,300        160,175
Donaldson Co. Inc...................   8,700        304,848
Fastenal Co.........................   6,600        254,166
Flowserve Corp......................   8,700        259,260
Hubbell (Harvey) Inc................   7,700        262,955
Jacobs Engineering..................   7,800        271,284
L-3 Communications Hldgs............   9,700        523,800
Pentair Inc.........................   4,300        206,744
Precision Castparts Corp............   3,300        108,900
SPX Corp.*..........................   2,200        258,500
Teleflex Inc........................   3,300        188,595
Vishay Intertechnology Inc..........  21,100        464,200
                                                -----------
                                               $  3,530,577
                                                -----------


COMMERCIAL SERVICES & SUPPLIES -- 4.9%

Bisys Group Inc.....................  14,000   $    466,200
Ceridan Corp - New..................  12,000        227,760
Choicepoint Inc.....................   9,333        424,372
DST Systems Inc.*...................  10,300        470,813
Dun & Bradstreet Corp...............   6,500        214,825
Manpower Inc........................   6,000        220,500
NCO Group Inc.......................   4,300         93,654
                                                -----------
                                               $  2,118,124
                                                -----------

COMPUTERS & PERIPHERALS -- 0.3%

Storage Technology Corp.............   9,300   $    148,521
                                                -----------


CONSUMER DURABLES & APPAREL -- 3.6%

Coach Inc...........................   4,900   $    269,010
Furniture Brands Int'l. Inc.........   7,100        214,775
Lennar Corp.........................   8,200        501,840
Mohawk Inds. Inc....................   6,000        369,180
Timberland Co.......................   6,000        214,920
                                                -----------
                                               $  1,569,725
                                                -----------


DIVERSIFIED FINANCIALS -- 4.7%

Americredit Corp....................   4,300   $    120,615
Compass Bancshares IN...............   9,800        329,280
E*trade Group Inc...................  20,200        110,292
Eaton Vance Corp....................   7,000        218,400
Edwards (A.G.) Inc..................  13,500        524,745
Legg Mason Inc......................   8,700        429,258
Metris Companies Inc................   3,300         27,423
SEI Investments Co..................  10,200        287,334
                                                -----------
                                               $  2,047,347
                                                -----------



ELECTRONIC EQUIPMENT & INSTRUMENTS-- 1.6%
Arrow Electrs. Inc. Com.............   6,500   $    134,875
Avnet Inc...........................  16,200        356,238
Diebold, Inc........................   6,000        223,440
                                                -----------
                                               $    714,553
                                                -----------


ENERGY -- 7.4%

Cooper Cameron Corp.................   6,500   $    314,730
Ensco Int'l. Inc....................  20,500        558,830
Equitable Resources Inc.............   9,600        329,280
Murphy Oil Corp.....................   3,200        264,000
National Oilwell Inc................   7,000        147,350
Patterson-Uti Energy Inc............   8,000        225,840
Smith Int'l. Inc....................   9,700        661,443
Weatherford Intl. Ltd...............  11,400        492,480
Western Gas Resources...............   5,900        220,660
                                                -----------
                                               $  3,214,613
                                                -----------


FOOD, BEVERAGE & TOBACCO -- 5.2%

Dean Foods Co. New..................   8,700   $    324,510
Dreyer's Grand Ice Cream Inc........   8,600        589,960
McCormick & Co......................   8,600        221,450
Smucker Co. (J.M.) New..............  10,679        364,474
Tyson Foods Inc.-Cl A...............  50,200        778,602
                                                -----------
                                               $  2,278,996
                                                -----------

HEALTH CARE EQUIPMENT & SERVICES-- 8.3%
Apogent Tech Inc....................  16,200   $    333,234
Covance Inc.........................   9,100        170,625
Dentsply Int'l. Inc.................  14,550        537,040
Express Scripts Inc-CL A............   8,600        430,946
First Health Group Corp.............   8,100        227,124
Health Net Inc......................   9,900        265,023
Lifepoint Hospitals Inc.............   5,700        206,967
Oxford Health Plans.................   6,000        278,760
Quest Diagnostics Inc...............   7,000        602,350
Schein Henry Inc....................   4,300        191,350
Triad Hospitals Inc.................   8,500        360,230
                                                -----------
                                               $  3,603,649
                                                -----------


HOTELS, RESTAURANTS & LEISURE -- 3.1%

Brinker International Inc.*.........  15,150   $    481,012
Gtech Holdings Corp.................  11,800        301,372
Park Place Entertainment............  53,500        548,375
                                                -----------
                                               $  1,330,759
                                                -----------


HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%

Dial Corp...........................   9,100   $    182,182
                                                -----------


INSURANCE -- 4.0%

American Financial Group, Inc.......   8,100   $    193,590
Everest Re Group Ltd................   7,700        430,815
Protective Life Corp................  15,100        499,810
Radian Group Inc....................  12,500        610,625
                                                -----------
                                               $  1,734,840
                                                -----------


MATERIALS -- 3.7%

Airgas Inc..........................  25,400   $    439,420
H.B. Fuller Co......................  17,800        521,362
RPM Inc/Ohio........................  15,500        236,375
Sonoco Products.....................   8,400        237,888
Valspar Corp........................   3,800        171,532
                                                -----------
                                               $  1,606,577
                                                -----------


MEDIA -- 4.1%

Emmis Communications................   9,900   $    209,781
Entercom Communications Corp........   4,900        224,910
Harte-Hanks Inc.....................  12,300        252,765
Hispanic Broadcasting Corp..........  10,200        266,220
Westwood One Inc....................  25,400        848,868
                                                -----------
                                               $  1,802,544
                                                -----------


PHARMACEUTICALS & BIOTECHNOLOGY -- 4.0%

Barr Laboratories*..................   8,800   $    559,064
Edwards Lifesciences Cp-WI..........   3,300         76,560
Gilead Sciences Inc.................  10,800        355,104
ICN Pharmaceutical..................  10,300        249,363
Idec Pharmaceuticals Corp.*.........   9,900        350,955
Millennium Pharmaceuticals..........  11,800        143,370
                                                -----------
                                               $  1,734,416
                                                -----------



RETAILING -- 4.3%

American Eagle Outfitters...........  16,600   $    350,924
Barnes & Noble Inc..................   9,600        253,728
BJ's Wholesale Club.................  10,000        385,000
CDW Computer Centers Inc.*..........   8,800        411,928
Neiman Marcus Grp Cl A..............   6,000        208,200
Williams-Sonoma Inc.................   8,200        251,412
                                                -----------
                                               $  1,861,192
                                                -----------



SEMICONDUCTOR EQUIPMENT & PRODUCTS-- 4.8%
Atmel  Corp.........................  52,900   $    331,154
Fairchild Semicon. Int'l. - Cl A....   8,700        211,410
Integrated Device Technology Inc.*..  13,500        244,890
International Rectifier Corp........   5,400        157,410
Lam Research Corp...................  15,100        271,498
Microchip Technology Inc............  17,850        489,626
Rf Micro Devices Inc................  20,000        152,400
Semtech Corp........................   8,100        216,270
                                                -----------
                                               $  2,074,658
                                                -----------



SOFTWARE & SERVICES -- 7.6%

Advent Software Inc.................   5,900   $    151,630
Affiliated Computer Services Inc....   9,700        460,556
Cadence Design Sys. Inc.............  22,700        365,924
Electronic Arts Inc.*...............  11,900        785,995
Henry Jack & Assoc..................  13,500        225,315
Reynolds & Reynolds.................   9,700        271,115
SunGard Data Systems*...............  20,500        542,840
Symantec Corp.*.....................  15,100        496,035
                                                -----------
                                              $  3,299,410
                                                -----------


TELECOMMUNICATION SERVICES -- 0.7%

Telephone & Data Systems............   5,400   $    326,970
                                                -----------

TRANSPORTATION -- 1.6%

C.H. Robinson Worldwide Inc.........  21,100   $    707,483
                                                -----------


UTILITIES -- 4.4%

American Water Works, Inc...........   6,000   $    259,260
Northeast Utilities.................   7,000        131,670
Ocean Energy Inc....................  12,500        270,875
Questar Corp........................  19,400        479,180
Scana Corp..........................  24,800        765,576
                                                -----------
                                               $  1,906,561
                                                -----------


TOTAL EQUITY INTERESTS-- 99.2%
  (identified cost, $43,464,895)               $ 43,185,725
OTHER ASSETS,
  LESS LIABILITIES  -- 0.8%                         367,448
                                                -----------

NET ASSETS -- 100%                             $ 43,553,173
                                               ============


* Non-income-producing security.
See notes to financial statements

INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2002 (unaudited)


       Equity Interests -- 94.4%
                                      Shares       Value


AUSTRALIA -- 2.2%

Aust & Nz Bank Grp      ............  61,550   $    666,488
Natl Australia Bk       ............  37,050        736,250
Tabcorp Hldgs Ltd       ............  38,300        268,747
                                                -----------
                                               $  1,671,485
                                                -----------


BELGIUM -- 0.4%

Colruyt Sa              ............   5,900   $    276,774
                                                -----------


CANADA -- 2.6%

Bank Nova Scotia Hal    ............  32,200   $  1,058,372
Biovail Corp            ............   7,200        208,512
Cdn Imperial Bk Of C    ............  17,200        549,622
Celestica Inc           ............   7,900        179,409
                                                -----------
                                               $  1,995,915
                                                -----------


FINLAND -- 1.9%

Upm-Kymmene Oyj.....................  36,000   $  1,417,162
                                                -----------


FRANCE -- 7.8%

Alcatel                 ............  24,019   $    166,997
Atos Origin             ............   4,000        254,800
Aventis                 ............   8,100        570,483
Axa                     ............  28,625        523,560
Bnp Paribas             ............  17,998        995,387
Carrefour               ............   6,247        338,089
Sanofi-Synthelabo       ............   4,734        287,997
Seb Sa                  ............   7,233        636,466
Tf1 - Tv Francaise      ............  10,900        291,833
Total Fina Elf          ............   7,155      1,161,691
Vivendi Universal       ............  14,725        318,187
Zodiac                  ............  15,500        379,632
                                                -----------
                                               $  5,925,122
                                                -----------

GERMANY -- 9.1%

Allianz Ag              ............   2,500   $    500,711
Altana Ag               ............   8,100        407,976
Basf Ag                 ............   8,770        406,644
Bayer Motoren Werk      ............  11,400        470,046
Buderus Ag              ............  14,700        332,454
Continental Ag          ............   8,940        158,041
Deutsche Bank Ag        ............   9,300        646,140
E.On Ag                 ............  23,800      1,386,783
Gehe Ag                 ............  13,300        564,806
Marschollek Lauten      ............   5,500        171,644
Rhoen-Klinikum Ag       ............   4,650        225,024
Sap Ag                  ............   3,100        306,155
Schering Ag             ............   9,100        569,334
Siemens Ag              ............  12,100        725,956
                                                -----------
                                               $  6,871,714
                                                -----------


GREECE -- 0.9%

Coca-Cola Hell Bot      ............  15,670   $    265,252
Ote(Hellenic Tlcm)      ............  24,900        393,457
                                                -----------
                                               $    658,709
                                                -----------

HONG KONG -- 1.0%

China Mobile (Hk)       ............  90,400   $    267,729
Hutchison Whampoa       ............  65,900        492,141
                                                -----------
                                               $    759,870
                                                -----------


IRELAND -- 2.9%

Allied Irish Banks      ............  53,400   $    709,323
Anglo Irish Bank        ............  61,600        397,258
Bk Of Ireland           ............  87,720      1,092,430
                                                -----------
                                               $  2,199,011
                                                -----------

ITALY -- 1.4%

Eni S P A               ............  12,900   $  1,032,000
                                                -----------

JAPAN -- 14.7%

Aderans Co              ............   6,400   $    200,767
Belluna Co Ltd          ............   4,700        183,514
Canon Inc               ............  14,000        529,117
Daikin Industries       ............  20,000        366,260
Eisai Co                ............  16,000        411,146
Familymart Co           ............   7,600        183,881
Fanuc                   ............   7,500        376,690
Fuji Photo Film Co      ............   9,000        290,589
Honda Motor Co          ............  24,000        973,135
Ito-Yokado Co           ............   6,000        300,350
Kao Corp                ............   8,000        184,215
Keyence Corp            ............   1,000        211,831
Nissan Motor Co         ............  42,000        290,837
Ntt Docomo              ............     475      1,169,072
Orix Corp               ............   6,000        484,065
Promise Co              ............   5,500        277,157
Ricoh Co                ............  21,000        363,550
Rohm Co Ltd             ............   2,000        298,515
Shin-Etsu Chemical      ............  22,000        945,270
Smc Corp                ............   4,000        472,885
Sony Corp               ............  12,600        665,426
Takeda Chem Inds        ............  18,000        789,921
Toyota Motor Corp       ............  42,700      1,132,874
                                                -----------
                                               $ 11,101,067
                                                -----------
KOREA -- 0.9%

Kt Corp                 ............  20,100   $    435,165
Sk Telecom Ltd          ............  11,400        282,606
                                                -----------
                                               $    717,771
                                                -----------

MEXICO -- 1.8%

Cemex S A               ............  26,496   $    698,435
Telefonos De Mexico      ........... 409,300        650,255
                                                -----------
                                               $  1,348,690
                                                -----------

NETHERLANDS -- 5.3%

Abn-Amro Hldgs Nv       ............  24,200   $    439,518
Aegon Nv                ............  15,099        314,785
Asm Lithography Hldg    ............  13,800        208,656
Hagemeyer               ............  21,288        294,334
Ihc Caland Nv           ............  10,369        620,055
Ing Groep Nv            ............  32,009        821,911
Philips Elec(Kon)       ............  21,659        604,704
Royal Dutch Petrol      ............  12,078        672,749
                                                -----------
                                               $  3,976,712
                                                -----------


NORWAY -- 1.2%

Norsk Hydro As          ............  19,100   $    911,185
                                                -----------



SINGAPORE -- 0.8%

Flextronics Intl Ltd    ............   6,700   $     47,771
Singapore Press Hd      ............  48,000        540,653
                                                -----------
                                               $    588,424
                                               -----------


SOUTH AFRICA -- 0.5%

Sasol                   ............  35,400   $    375,598
                                                -----------



SPAIN -- 6.5%

Altadis Sa              ............  40,258   $    830,957
Bco Sant Cent Hisp      ............  96,100        763,063
Cia Esp Petroleos       ............  43,400        744,080
Endesa Sa               ............  52,100        756,883
Gas Natural Sdg         ............  48,300        930,166
Grupo Dragados Sa       ............  12,050        214,805
Grupo Ferrovial Sa      ............  11,000        299,943
Telefonica Sa           ............  42,968        360,699
                                                -----------
                                               $  4,900,596
                                                -----------



SWEDEN -- 0.7%

Electrolux Ab           ............  14,000   $    282,576
Ericsson(Lm)Tel         ............ 152,600        230,792
                                                -----------
                                               $    513,368
                                                -----------


SWITZERLAND -- 7.0%

Nestle Sa               ............   5,700   $  1,329,011
Novartis Ag             ............  34,480      1,516,355
Sgs Holding             ............   1,450        462,792
Stmicroelectronics      ............  12,488        311,411
Swiss Reinsurance       ............   9,180        897,490
Ubs Ag                  ............  16,000        804,704
                                                -----------
                                               $  5,321,763
                                                -----------


TAIWAN -- 0.9%

Taiwan Semiconductor    ............  26,290   $    341,770
United Microelectron    ............  42,800        314,580
                                                -----------
                                               $    656,350
                                                -----------



UNITED KINGDOM -- 23.9%

Alliance Unichem        ............  58,362   $    551,544
Amvescap                ............  33,011        268,944
Anglo American          ............  41,800        695,117
Barclays                ............ 166,368      1,399,804
Bhp Billiton Plc        ............ 103,609        564,586
Bp                      ............ 206,651      1,735,579
Brit Amer Tobacco       ............  52,383        562,908
British Sky Broadc      ............  40,000        383,500
Diageo                  ............  91,349      1,186,313
Glaxosmithkline         ............  48,310      1,044,168
Great Univ Stores       ............  38,936        357,573
Hsbc Hldgs              ............ 122,833      1,412,641
Legal & General Gp      ............ 210,803        420,130
Lloyds Tsb Group        ............  87,765        873,560
Meggitt                 ............ 119,723        399,575
Mitie Group             ............ 138,547        275,584
Reckitt Benckiser       ............  35,988        645,639
Royal Bk Scot Grp       ............  49,055      1,390,763
Scottish Pwr Plc        ............  40,800        873,120
Shell Trnspt&Trdg       ............ 115,396        870,663
Unilever Plc            ............  47,036        428,733
Vodafone Group          ............ 854,310      1,171,942
Wolseley                ............  58,796        595,974
                                                -----------
                                               $ 18,108,360
                                                -----------

TOTAL EQUITY INTERESTS - 94.4%
  (identified cost, $74,718,553)               $ 71,327,646
                                                -----------


                              Reserve Funds -- 4.4%

                                 Face Amount

American Express Corp.,
 1.970%, 7/01/02 (at cost)........$3,345,000   $  3,345,000
                                                -----------

TOTAL INVESTMENTS - 98.8%
   (identified cost, $78,063,553)              $ 74,672,646

OTHER ASSETS, LESS LIABILITIES -- 1.2%              940,109
                                                -----------

NET ASSETS -- 100%                             $ 75,612,755
                                               ============


* Non-income-producing security.
ADR: American Depository Receipts.
See notes to financial statements

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2002 (unaudited)



Face                            Interest  Maturity
Amount     Issuer                 Rate     Date        Value
-------------------------------------------------------------------------------



$2,650,000   U.S. Treasury Bills  1.715%  7/05/02  $ 2,643,435
   750,000   U.S. Treasury Bills  1.700%  7/05/02      749,008
   125,000   U.S. Treasury Bills  1.620%  7/11/02      124,718
   285,000   U.S. Treasury Bills  1.650%  7/11/02      284,438
 2,400,000   U.S. Treasury Bills  1.660%  7/11/02    2,395,352
 1,300,000   U.S. Treasury Bills  1.640%  7/18/02    1,297,454
 2,400,000   U.S. Treasury Bills  1.630%  7/18/02    2,395,436
 2,500,000   U.S. Treasury Bills  1.610%  7/25/02    2,495,304
 2,750,000   U.S. Treasury Bills  1.650%  8/01/02    2,742,690
 2,100,000   U.S. Treasury Bills  1.670%  9/19/02    2,091,135
   500,000   U.S. Treasury Bills  1.610% 10/10/02      497,629
   275,000   U.S. Treasury Bills  1.590% 10/10/02      273,725
                                                    ----------

Total Investments

At Amortized Cost -- 100.4%                      $ 17,990,326

Liabilities in Excess of Other Assets -- (0.4%)       (79,369)
                                                --------------

Net Assets -- 100.0%                             $ 17,910,957
                                                ==============


See notes to financial statements

U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2002 (unaudited)


Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value       Yield   Maturity
----------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT BONDS

$   2,500,000     U.S. Treasury Notes                    2.750%    10/31/03      100.561    $ 2,514,025    2.73%     2.3%
    2,000,000     U.S. Treasury Notes                    4.250%    11/15/03      102.515      2,050,300    4.15%     2.4%
    2,500,000     U.S. Treasury Notes                    4.750%    02/15/04      103.448      2,586,200    4.59%     2.6%
    1,000,000     U.S. Treasury Notes                    4.625%    05/15/06      103.000      1,030,000    4.49%     3.8%

AGENCIES

$   1,160,000     Fed Farm Credits Bks                   5.000%    02/03/03      101.733    $ 1,180,103    4.91%     2.1%
      500,000     FHLB                                   5.125%    01/13/03      101.653        508,265    5.04%     2.0%
    2,000,000     FHLB                                   4.875%    04/16/04      103.384      2,067,680    4.72%     2.9%
      725,000     FHLB                                   5.000%    09/12/05      102.765        745,046    4.87%     4.1%
    2,000,000     FHLMC                                  3.200%    12/24/03      100.105      2,002,100    3.20%     3.1%
      500,000     FHLMC                                  3.550%    07/29/04      100.632        503,160    3.53%     3.6%
    1,500,000     FHLMC                                  3.875%    06/27/05      100.550      1,508,250    3.85%     3.7%
    2,000,000     FHLMC                                  5.250%    01/15/06      104.264      2,085,280    5.04%     4.0%
    1,050,000     FHLMC                                  5.000%    03/13/07      101.437      1,065,089    4.93%     4.7%
    2,875,000     FNMA                                   5.000%    02/14/03      101.810      2,927,038    4.91%     2.1%
    1,000,000     FNMA                                   3.125%    11/15/03      101.005      1,010,050    3.09%     2.4%
      595,000     FNMA                                   3.300%    02/25/04      100.402        597,392    3.29%    (0.2%)
      750,000     FNMA                                   3.700%    09/10/04      101.033        757,748    3.66%     3.2%
    2,270,000     FNMA                                   3.500%    09/15/04      100.662      2,285,027    3.48%     3.2%
      450,000     FNMA                                   4.200%    10/01/04      102.093        459,419    4.11%     3.2%
      500,000     FNMA                                   4.250%    05/30/05      101.550        507,750    4.19%     3.7%
      850,000     FNMA                                   6.000%    12/15/05      106.782        907,647    5.62%     3.9%
    1,070,000     FNMA                                   5.250%    06/15/06      104.073      1,113,581    5.04%     4.1%
      750,000     FNMA                                   4.375%    10/15/06      100.547        754,103    4.35%     4.2%
      325,000     FNMA                                   4.500%    10/17/06      100.764        327,483    4.47%     4.3%
      800,000     FNMA                                   5.125%    02/14/07      102.991        823,928    4.98%     4.4%
                                                                                             -----------
FHLMC

$     499,052     FGFB Pool #m90724                      5.500%    05/01/07      103.438      $ 516,205    5.32%     4.6%
      493,192     FHLMC Gold Balloon #m90710             5.000%    03/01/07      102.593        505,980    4.87%     4.8%


Total Investments (identified cost, $32,716,660) -- 94.9%                                   $33,338,848
                                                                                             -----------

                                                           Reserve Funds -- 4.1%

  Face Amount

    1,435,000     American Express Corp. (at cost)       1.970%    07/01/02      100.000  $ 1,435,000
                                                                                          -----------

TOTAL INVESTMENTS (identified cost, $34,151,660) - 99.0%                                 $ 34,773,848
Other Assets, Less Liabilities --  1.0%                                                       345,459
                                                                                          -----------
Net Assets -- 100.0%                                                                      $35,119,307
                                                                                         ============
Average Maturity  --  2.5 Years

See notes to financial statements

U.S. GOVERNMENT INTERMEDIATE PORTFOLIO (USTBP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2002 (unaudited)


Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value       Yield   Maturity
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT BONDS

$     250,000     U.S. Treasury Bonds                   11.625%    11/15/04     $119.277$      298,193     9.75%     3.2%
      700,000     U.S. Treasury Bonds                   10.000%    05/15/10      117.418      821,926      8.52%     7.1%
      850,000     U.S. Treasury Bonds                   14.000%    11/15/11      139.757    1,187,935     10.02%     7.9%
      250,000     U.S. Treasury Notes                    2.750%    10/31/03      100.561      251,403      2.73%     2.3%
      800,000     U.S. Treasury Notes                    6.500%    08/15/05      108.906      871,248      5.97%     3.5%
      200,000     U.S. Treasury Notes                    3.500%    11/15/06       98.218      196,436      3.56%     3.9%
      750,000     U.S. Treasury Notes                    6.125%    08/15/07      108.994      817,455      5.62%     4.2%
      250,000     U.S. Treasury Notes                    4.750%    11/15/08      101.829      254,572      4.66%     4.4%
      250,000     U.S. Treasury Notes                    5.500%    05/15/09      105.796      264,490      5.20%     4.5%
      750,000     U.S. Treasury Notes                    4.875%    02/15/12      100.375      752,813      4.86%     4.8%

AGENCIES

$     450,000     FHLB                                   3.625%    10/15/04     $100.830   $  453,735      3.60%     3.2%
      360,000     FHLMC                                  3.200%    12/24/03      100.105      360,378      3.20%     3.1%
      250,000     FHLMC                                  3.875%    06/27/05      100.550      251,375      3.85%     3.7%
      500,000     FHLMC                                  4.875%    03/15/07      102.214      511,070      4.77%     4.3%
      750,000     FNMA                                   3.125%    11/15/03      101.005      757,537      3.09%     2.4%
      850,000     FNMA                                   3.625%    04/15/04      101.235      860,498      3.58%     2.9%
      300,000     FNMA                                   3.700%    09/10/04      101.033      303,099      3.66%     3.2%
      450,000     FNMA                                   3.875%    03/15/05      100.912      454,104      3.84%     3.5%
      250,000     FNMA                                   4.250%    05/30/05      101.550      253,875      4.19%     3.7%
      450,000     FNMA                                   4.375%    10/15/06      100.547      452,461      4.35%     4.2%
      250,000     FNMA                                   5.375%    11/15/11      100.098      250,245      5.37%     5.4%

FHLMC

$      99,810     FGFB Pool #m90724                      5.500%    05-01-07     $103.437   $  103,240      5.32%     4.6%
                                                                                          -----------

Total Investments (identified cost, $10,336,097) - 98.4%                                  $10,728,088
Other Assets, less Liabilities - 1.6%                                                         179,357
                                                                                          -----------
Net Assets -  100.0%                                                                      $10,907,445
                                                                                         ============

Average Maturity -  4.8 Years
See notes to financial statements


CURRENT INCOME PORTFOLIO (CIFP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - June 30, 2002 (unaudited)


Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value         Yield
---------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS - 92.6%
FNMA
-----
$   988,403       FNMA Pool #535131                      6.000%       03-01-29        $100.187     $  990,251        5.99%
FHLMC
------
$   547,216       FGLMC Pool #c27663                     7.000%       06-01-29        $103.625     $  567,053        6.76%
GNMA
-----
$   510,158       GNMA II Pool #000723                   7.500%       01-20-23        $105.532     $  538,380        7.11%
    390,720       GNMA Ii Pool #001268                   8.000%       07-20-23         106.664        416,758        7.50%
    206,537       GNMA II Pool #1788                     7.000%       07-20-24         104.000        214,798        6.73%
    209,374       GNMA II Pool #2218                     7.500%       05-20-26         105.344        220,563        7.12%
    363,941       GNMA II Pool #545                      7.500%       12-20-22         105.532        384,074        7.11%
    174,596       GNMA Pool #002855                      8.500%       12-20-29         106.781        186,435        7.96%
        258       GNMA Pool #003026                      8.000%       01-15-04         102.965            266        7.77%
        163       GNMA Pool #003331                      8.000%       01-15-04         102.965            168        7.77%
        492       GNMA Pool #004183                      8.000%       07-15-04         104.883            516        7.63%
        391       GNMA Pool #004433                      9.000%       11-15-04         105.467            413        8.53%
    650,266       GNMA Pool #431612                      8.000%       11-15-26         107.000        695,785        7.48%
    582,974       GNMA Pool #462444                      6.500%       12-15-27         102.406        597,000        6.35%
        161       GNMA Pool #11191                       7.250%       04-15-06         106.038            171        6.84%
      1,263       GNMA Pool #12526                       8.000%       11-15-06         107.239          1,354        7.46%
     26,899       GNMA Pool #151443                     10.000%       03-15-16         112.671         30,307        8.88%
      6,880       GNMA Pool #153564                     10.000%       04-15-16         112.125          7,714        8.92%
     24,847       GNMA Pool #1596                        9.000%       04-20-21         108.344         26,920        8.31%
     44,169       GNMA Pool #172558                      9.500%       08-15-16         110.750         48,917        8.58%
     70,984       GNMA Pool #176992                      8.000%       11-15-16         108.250         76,840        7.39%
      7,494       GNMA Pool #177784                      8.000%       10-15-16         108.250          8,112        7.39%
     12,435       GNMA Pool #180033                      9.500%       09-15-16         110.750         13,772        8.58%
      4,465       GNMA Pool #188060                      9.500%       10-15-16         110.750          4,945        8.58%
        636       GNMA Pool #190959                      8.500%       02-15-17         109.187            694        7.78%
     15,017       GNMA Pool #192357                      8.000%       04-15-17         108.175         16,245        7.40%
     84,751       GNMA Pool #194057                      8.500%       04-15-17         109.187         92,537        7.78%
     36,922       GNMA Pool #194287                      9.500%       03-15-17         110.481         40,792        8.60%
    215,165       GNMA Pool #194926                      8.500%       02-15-17         109.187        234,932        7.78%
      3,980       GNMA Pool #196063                      8.500%       03-15-17         109.187          4,346        7.78%
     36,247       GNMA Pool #203369                      8.000%       12-15-16         108.250         39,237        7.39%
     14,361       GNMA Pool #206740                     10.000%       10-15-17         112.875         16,210        8.86%
     49,920       GNMA Pool #206762                      9.000%       04-15-21         109.531         54,678        8.22%
     38,237       GNMA Pool #207019                      8.000%       03-15-17         108.175         41,363        7.40%
      5,748       GNMA Pool #208076                      8.000%       04-15-17         108.175          6,218        7.40%
      4,972       GNMA Pool #210520                     10.500%       08-15-17         115.281          5,732        9.11%
      4,764       GNMA Pool #210618                      9.500%       04-15-17         110.214          5,251        8.62%
     27,763       GNMA Pool #211013                      9.000%       01-15-20         110.031         30,548        8.18%
     18,297       GNMA Pool #211231                      8.500%       05-15-17         109.187         19,978        7.78%
     19,867       GNMA Pool #212601                      8.500%       06-15-17         109.187         21,692        7.78%
      1,417       GNMA Pool #218420                      8.500%       11-15-21         108.563          1,538        7.83%
     75,111       GNMA Pool #219335                      8.000%       05-15-17         108.175         81,251        7.40%
    124,410       GNMA Pool #220703                      8.000%       05-15-17         108.175        134,581        7.40%
      9,925       GNMA Pool #220917                      8.500%       04-15-17         109.187         10,837        7.78%
    198,594       GNMA Pool #222112                      8.000%       01-15-22         107.875        214,233        7.42%
     23,469       GNMA Pool #223126                     10.000%       08-15-17         112.875         26,491        8.86%
     26,569       GNMA Pool #223133                      9.500%       07-15-17         110.750         29,425        8.58%
     11,256       GNMA Pool #223348                     10.000%       07-15-18         113.957         12,827        8.78%
      3,881       GNMA Pool #223588                     10.000%       02-15-18         112.875          4,381        8.86%
      4,606       GNMA Pool #224078                     10.000%       07-15-18         112.875          5,199        8.86%
    629,570       GNMA Pool #2268                        7.500%       08-20-26         105.344        663,214        7.12%
     18,387       GNMA Pool #228308                     10.000%       01-15-19         112.875         20,754        8.86%
     10,405       GNMA Pool #228483                      9.500%       09-15-19         111.687         11,621        8.51%
     12,658       GNMA Pool #230223                      9.500%       04-15-18         110.750         14,019        8.58%
     15,454       GNMA Pool #245580                      9.500%       07-15-18         111.375         17,212        8.53%
      6,743       GNMA Pool #247473                     10.000%       09-15-18         110.130          7,426        9.08%
     31,169       GNMA Pool #247681                      9.000%       11-15-19         110.031         34,296        8.18%
     11,961       GNMA Pool #247872                     10.000%       09-15-18         112.875         13,501        8.86%
     15,345       GNMA Pool #250412                      8.000%       03-15-18         108.175         16,599        7.40%
     12,121       GNMA Pool #251241                      9.500%       06-15-18         110.615         13,408        8.59%
     14,989       GNMA Pool #258911                      9.500%       09-15-18         111.375         16,694        8.53%
     16,449       GNMA Pool #260999                      9.500%       09-15-18         111.375         18,320        8.53%
     16,532       GNMA Pool #263439                     10.000%       02-15-19         112.875         18,660        8.86%
     14,643       GNMA Pool #265267                      9.500%       08-15-20         111.375         16,309        8.53%
     11,469       GNMA Pool #266983                     10.000%       02-15-19         112.875         12,946        8.86%
      6,643       GNMA Pool #273690                      9.500%       08-15-19         111.063          7,378        8.55%
      7,538       GNMA Pool #274489                      9.500%       12-15-19         111.687          8,419        8.51%
      2,488       GNMA Pool #275456                      9.500%       08-15-19         111.687          2,779        8.51%
      5,346       GNMA Pool #275538                      9.500%       01-15-20         111.687          5,971        8.51%
      6,525       GNMA Pool #277205                      9.000%       12-15-19         110.031          7,180        8.18%
     50,242       GNMA Pool #285744                      9.000%       05-15-20         109.406         54,968        8.23%
     20,805       GNMA Pool #286556                      9.000%       03-15-20         109.406         22,762        8.23%
     22,705       GNMA Pool #289092                      9.000%       04-15-20         109.406         24,841        8.23%
    295,028       GNMA Pool #2897                        8.000%       03-20-30         106.063        312,916        7.54%
      5,912       GNMA Pool #290700                      9.000%       08-15-20         109.406          6,468        8.23%
    836,354       GNMA Pool #2909                        8.000%       04-20-30         106.063        887,062        7.54%
      5,241       GNMA Pool #293666                      8.500%       06-15-21         108.563          5,690        7.83%
        280       GNMA Pool #294209                      9.000%       07-15-21         109.531            307        8.22%
      4,721       GNMA Pool #297345                      8.500%       08-15-20         108.718          5,133        7.82%
  1,019,084       GNMA Pool #3011                        7.500%       12-20-30         104.969      1,069,722        7.14%
     17,953       GNMA Pool #301366                      8.500%       06-15-21         108.563         19,490        7.83%
      7,478       GNMA Pool #302713                      9.000%       02-15-21         109.531          8,191        8.22%
      4,184       GNMA Pool #302723                      8.500%       05-15-21         108.563          4,542        7.83%
     11,522       GNMA Pool #302781                      8.500%       06-15-21         108.563         12,509        7.83%
     19,224       GNMA Pool #302933                      8.500%       06-15-21         108.563         20,870        7.83%
     80,403       GNMA Pool #304512                      8.500%       05-15-21         108.563         87,288        7.83%
    126,324       GNMA Pool #305091                      9.000%       07-15-21         109.531        138,364        8.22%
     36,071       GNMA Pool #306693                      8.500%       09-15-21         108.563         39,160        7.83%
     12,758       GNMA Pool #308792                      9.000%       07-15-21         109.531         13,974        8.22%
     13,088       GNMA Pool #311087                      8.500%       07-15-21         108.563         14,209        7.83%
      5,937       GNMA Pool #314222                      8.500%       04-15-22         108.312          6,430        7.85%
     10,458       GNMA Pool #314581                      9.500%       10-15-21         112.281         11,742        8.46%
     77,100       GNMA Pool #315187                      8.000%       06-15-22         107.875         83,172        7.42%
    221,722       GNMA Pool #315388                      8.000%       02-15-22         107.875        239,183        7.42%
     18,137       GNMA Pool #315754                      8.000%       01-15-22         107.875         19,565        7.42%
    157,467       GNMA Pool #316240                      8.000%       01-15-22         107.875        169,868        7.42%
     92,185       GNMA Pool #317069                      8.500%       12-15-21         108.563        100,079        7.83%
     93,073       GNMA Pool #317351                      8.000%       05-15-22         107.875        100,402        7.42%
     26,387       GNMA Pool #317358                      8.000%       05-15-22         107.875         28,465        7.42%
     52,227       GNMA Pool #318776                      8.000%       02-15-22         107.875         56,340        7.42%
      1,428       GNMA Pool #318793                      8.500%       02-15-22         108.312          1,547        7.85%
     82,973       GNMA Pool #319441                      8.500%       04-15-22         108.312         89,870        7.85%
     50,930       GNMA Pool #321806                      8.000%       05-15-22         107.875         54,941        7.42%
    147,713       GNMA Pool #321807                      8.000%       05-15-22         107.875        159,345        7.42%
     73,741       GNMA Pool #321976                      8.500%       01-15-22         108.563         80,055        7.83%
    205,785       GNMA Pool #323226x                     8.000%       06-15-22         107.875        221,991        7.42%
    165,115       GNMA Pool #323929                      8.000%       02-15-22         107.875        178,118        7.42%
     99,542       GNMA Pool #325165                      8.000%       06-15-22         107.875        107,381        7.42%
     48,034       GNMA Pool #325651                      8.000%       06-15-22         107.875         51,817        7.42%
    172,201       GNMA Pool #329540                      7.500%       08-15-22         106.343        183,124        7.05%
    538,717       GNMA Pool #329982                      7.500%       02-15-23         106.343        572,888        7.05%
     46,693       GNMA Pool #331361                      8.000%       11-15-22         107.875         50,370        7.42%
    103,777       GNMA Pool #335746                      8.000%       10-15-22         107.875        111,949        7.42%
    116,662       GNMA Pool #335950                      8.000%       10-15-22         107.875        125,849        7.42%
    817,830       GNMA Pool #336488                      7.000%       08-15-23         104.406        853,864        6.70%
    803,414       GNMA Pool #348103                      7.000%       06-15-23         104.406        838,812        6.70%
    488,917       GNMA Pool #348213                      6.500%       08-15-23         102.749        502,357        6.33%
    412,741       GNMA Pool #350372                      7.000%       04-15-23         104.406        430,926        6.70%
    273,111       GNMA Pool #350659                      7.500%       06-15-23         106.343        290,434        7.05%
    720,364       GNMA Pool #350938                      6.500%       08-15-23         102.749        740,167        6.33%
    741,271       GNMA Pool #352001                      6.500%       12-15-23         102.749        761,649        6.33%
    478,702       GNMA Pool #352110                      7.000%       08-15-23         104.406        499,794        6.70%
    361,382       GNMA Pool #363429                      7.000%       08-15-23         104.406        377,305        6.70%
    531,274       GNMA Pool #367414                      6.000%       11-15-23         100.500        533,930        5.97%
    714,865       GNMA Pool #367806                      6.500%       09-15-23         102.749        734,517        6.33%
    682,042       GNMA Pool #368238                      7.000%       12-15-23         104.406        712,093        6.70%
  1,122,747       GNMA Pool #368502                      7.000%       02-15-24         104.375      1,171,867        6.71%
  1,445,656       GNMA Pool #372050                      6.500%       02-15-24          102.78      1,485,846        6.32%
    233,339       GNMA Pool #372379                      8.000%       10-15-26         107.000        249,673        7.48%
    411,083       GNMA Pool #372468                      6.500%       12-15-27         102.406        420,974        6.35%
  1,069,607       GNMA Pool #376218                      7.500%       08-15-25         106.437      1,138,458        7.05%
    486,508       GNMA Pool #376400                      6.500%       02-15-24         102.749        499,882        6.33%
    602,443       GNMA Pool #387189                      7.000%       02-15-24         104.375        628,800        6.71%
    154,266       GNMA Pool #394805                      7.500%       02-15-26         106.437        164,196        7.05%
    222,993       GNMA Pool #398251                      7.500%       09-15-25         106.437        237,347        7.05%
    403,576       GNMA Pool #405558                      7.500%       01-15-26         106.437        429,555        7.05%
    956,507       GNMA Pool #410215                      7.500%       12-15-25         106.437      1,018,077        7.05%
  1,718,502       GNMA Pool #413152                      8.000%       10-15-25         107.000      1,838,798        7.48%
    197,893       GNMA Pool #414736                      7.500%       11-15-25         106.437        210,632        7.05%
    186,035       GNMA Pool #417225                      7.500%       01-15-26         106.437        198,010        7.05%
    481,252       GNMA Pool #417276                      7.000%       02-15-26         104.250        501,706        6.71%
  1,695,897       GNMA Pool #420707                      7.000%       02-15-26         104.250      1,767,973        6.71%
    305,502       GNMA Pool #421829                      7.500%       04-15-26         106.281        324,691        7.06%
     58,685       GNMA Pool #423114                      7.000%       10-15-27         104.031         61,051        6.73%
    256,363       GNMA Pool #424173                      7.500%       03-15-26         106.281        272,466        7.06%
    321,294       GNMA Pool #427199                      7.000%       12-15-27         104.031        334,245        6.73%
    960,341       GNMA Pool #430279                      7.000%       10-15-27         104.031        999,052        6.73%
    111,102       GNMA Pool #431036                      8.000%       07-15-26         107.000        118,879        7.48%
    772,230       GNMA Pool #434505                      7.500%       08-15-29         105.469        814,464        7.11%
    515,681       GNMA Pool #436214                      6.500%       02-15-13         104.655        539,686        6.21%
    422,374       GNMA Pool #436723                      7.500%       11-15-26         106.281        448,904        7.06%
  1,462,312       GNMA Pool #436777                      7.000%       04-15-27         104.031      1,521,258        6.73%
    931,347       GNMA Pool #440166                      7.000%       02-15-27         104.250        970,929        6.71%
    540,779       GNMA Pool #442063                      7.000%       10-15-26         104.250        563,762        6.71%
    213,615       GNMA Pool #442190                      8.000%       12-15-26         107.000        228,569        7.48%
    221,527       GNMA Pool #442193                      7.500%       12-15-26         106.281        235,442        7.06%
    596,188       GNMA Pool #442996                      6.000%       06-15-13         102.781        612,768        5.84%
    297,114       GNMA Pool #446943                      7.000%       04-15-27         104.031        309,091        6.73%
  1,158,184       GNMA Pool #448490                      7.500%       03-15-27         106.094      1,228,764        7.07%
    904,970       GNMA Pool #449176                      6.500%       07-15-28         102.375        926,463        6.35%
  1,107,146       GNMA Pool #457100                      6.500%       11-15-28         102.375      1,133,441        6.35%
    716,324       GNMA Pool #458712                      7.000%       11-15-27         104.031        745,199        6.73%
  1,530,387       GNMA Pool #458762                      6.500%       01-15-28         102.406      1,567,208        6.35%
    313,097       GNMA Pool #460698                      7.000%       10-15-27         104.031        325,718        6.73%
    917,827       GNMA Pool #460726                      6.500%       12-15-27         102.406        939,910        6.35%
    734,303       GNMA Pool #462623                      6.500%       03-15-28         102.375        751,743        6.35%
    637,594       GNMA Pool #468173                      7.000%       08-15-28         103.937        662,696        6.73%
    562,338       GNMA Pool #469226                      6.500%       03-15-28         102.375        575,694        6.35%
  1,351,878       GNMA Pool #469615                      6.500%       10-15-28         102.375      1,383,986        6.35%
  1,339,848       GNMA Pool #472028                      6.500%       05-15-28         102.375      1,371,669        6.35%
    992,771       GNMA Pool #480030                      6.500%       06-15-28         102.375      1,016,349        6.35%
  1,384,463       GNMA Pool #484195                      6.500%       08-15-28         102.375      1,417,344        6.35%
  2,208,062       GNMA Pool #486482                      6.500%       09-15-28         102.375      2,260,504        6.35%
    510,632       GNMA Pool #510083                      7.000%       07-15-29         103.812        530,098        6.74%
  1,967,389       GNMA Pool #523002                      6.500%       02-15-32         102.000      2,006,737        6.37%
  1,203,005       GNMA Pool #538314                      7.000%       02-15-32         103.781      1,248,491        6.74%
        953       GNMA Pool #5466                        8.500%       03-15-05         105.212          1,003        8.08%
  1,198,878       GNMA Pool #547605                      6.500%       01-15-31         102.000      1,222,856        6.37%
  1,241,843       GNMA Pool #552393                      6.500%       02-15-32         102.000      1,266,681        6.37%
    960,162       GNMA Pool #554203                      7.000%       12-15-31         103.781        996,466        6.74%
        125       GNMA Pool #5561                        8.500%       04-15-05         103.162            129        8.24%
        408       GNMA Pool #5687                        7.250%       02-15-05         104.536            427        6.94%
  1,497,142       GNMA Pool #570141                      6.500%       12-15-31         102.000      1,527,085        6.37%
        588       GNMA Pool #5910                        7.250%       02-15-05         104.536            615        6.94%
      4,052       GNMA Pool #7003                        8.000%       07-15-05         106.235          4,305        7.53%
        249       GNMA Pool #7319                        6.500%       10-15-04         101.517            253        6.40%
    718,917       GNMA Pool #780429                      7.500%       09-15-26         106.281        764,072        7.06%
    395,186       GNMA Pool #780518                      7.000%       06-15-26         104.250        411,981        6.71%
      1,521       GNMA Pool #9106                        8.250%       05-15-06         107.505          1,635        7.67%
      1,996       GNMA Pool #9889                        7.250%       02-15-06         105.692          2,110        6.86%
  2,997,167       GNSF Pool #587080                      6.500%       05-15-32         102.000      3,057,111        6.37%
                                                                                                   -----------
Total Government Interests (identified cost, $67,270,981) - 92.6%                                $ 69,604,013
                                                                                                   -----------

                                                           Reserve Funds -- 6.7%

Face Amount

  3,740,000       American Express Corp. (at cost)        1.970%      07/01/02         100.000     $ 3,740,000       1.97%
  1,260,000       GE Cap Corp. (at cost)                  1.870%      07/01/02         100.000     $ 1,260,000       1.87%
                                                                                                   -----------
Total Commercial Paper                                                                             $ 5,000,000
                                                                                                   -----------
TOTAL INVESTMENTS (identified cost, $72,270,981) - 99.3%                                          $ 74,604,013
Other Assets, less Liabilities - 0.7%                                                                  539,729
                                                                                                   -----------
Net Assets - 100.0%                                                                               $ 75,143,742
                                                                                                  ============
See notes to financial statements
